As filed with the Securities and Exchange Commission on June 6, 1997
                                                      Registration No. 333-19123


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                               1000 Woodbury Road
                            Woodbury, New York 11797
          (Name and Address of principal executive office of depositor)

                        ---------------------------------

                                Richard R. Crowl
                    Senior Vice President and General Counsel
                ReliaStar Bankers Security Life Insurance Company
                           20 Washington Avenue South
                              Minneapolis, MN 55440

                                    Copy to:

                                Robert B. Saginaw
                                     Counsel
                ReliaStar Bankers Security Life Insurance Company
                           20 Washington Avenue South
                              Minneapolis, MN 55440


     It is prposed that this filing will become effective:

     / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
     / / 60 days after filing pursuant to paragraph (a) of Rule 485 /X/ on August 8, 1997

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                Title and Amount of Securities Being Registered:

Flexible Premium Variable Life Insurance Policies -- Registration of an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940.


Registrant has chosen to register an indefinite amount of securities in accordance with Rule 24f-2. The Rule 24f-2 Notice of Registrant's most recent fiscal year was filed on or about February 21, 1997.


                  Approximate date of proposed public offering:
             As soon as practicable after the effective date of the
                             Registration Statement.

                       -----------------------------------


           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I

                              CROSS REFERENCE SHEET
                         (Reconciliation and Tie Sheet)



 ITEM NUMBER OF FORM
        N-8B-2                            HEADING IN THE PROSPECTUS
        ------                            -------------------------

          1                               Cover Page

          2                               Cover Page

          3                               Not Applicable

          4                               Distribution of the Policies

          5                               ReliaStar Bankers Security Life Insurance Company
                                          and the Variable Account

          6                               The Variable Account

          7                               Not Applicable

          8                               Not Applicable

          9                               Not Applicable

          10                              Summary; Death Benefit;  Payment and Allocation of Premiums;
                                          Death Benefit Guarantee;  Accumulation  Value;  Policy Lapse
                                          and Reinstatement;  Surrender  Benefits;  Investments of the
                                          Variable  Account;  Transfers;  Policy Loans;  Free Look and
                                          Conversion  Rights;   Voting  Rights;   General  Provisions;
                                          Appendix A; Appendix B

          11                              Deductions and Charges; Investments of the
                                          Variable Account

          12                              Investments of the Variable Account

          13                              Deductions and Charges

          14                              The Policies; General Definitions; Distribution of
                                          the Policies

          15                              Payment and Allocation of Premiums; Investments of
                                          the Variable Account

          16                              Payment and Allocation of Premiums; Surrender
                                          Benefits; Investments of the Variable Account

          17                              Surrender Benefits; Policy Loans; Free Look and
                                          Conversion Rights; General Provisions

          18                              The Variable Account; Investments of the Variable
                                          Account; Payment and Allocation of Premiums

          19                              Voting Rights; General Provisions

          20                              Not Applicable

          21                              Policy Loans

          22                              Not Applicable

          23                              Bonding Arrangements

          24                              Definitions; General Provisions

          25                              ReliaStar Bankers Security Life Insurance Company

          26                              Not Applicable

          27                              ReliaStar Bankers Security Life Insurance Company;
                                          Other Contracts Issued by Us

          28                              Management

          29                              ReliaStar Bankers Security Life Insurance Company

          30                              Not Applicable

          31                              Not Applicable

          32                              Not Applicable

          33                              Not Applicable

          34                              Not Applicable

          35                              Not Applicable

          36                              Not Applicable

          37                              Not Applicable

          38                              Distribution of the Policies

          39                              Distribution of the Policies

          40                              Distribution of the Policies

          41                              Distribution of the Policies

          42                              Not Applicable

          43                              Not Applicable

          44                              Investments of the Variable Account; Payment and
                                          Allocation of Premiums; Deductions and Charges

          45                              Not Applicable

          46                              Investments of the Variable Account; Deductions
                                          and Charges

          47                              Investments of the Variable Account

          48                              ReliaStar Bankers Security Life Insurance Company;
                                          State Regulation

          49                              Not Applicable

          50                              The Variable Account

          51                              Cover Page; The Policies; Death Benefit; Payment
                                          and Allocation of Premiums; Deductions and
                                          Charges; Policy Lapse and Reinstatement; General
                                          Provisions; Free Look and Conversion Rights

          52                              Investments of the Variable Account

          53                              Federal Tax Matters

          54                              Not Applicable

          55                              Not Applicable

          56                              Not Applicable

          57                              Not Applicable

          58                              Not Applicable

          59                              Not Applicable



                                [GRAPHIC OMITTED]
                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                               1000 Woodbury Road
                            Woodbury, New York 11797
                                 --------------

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                                       OF
                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

     This Prospectus describes a flexible premium variable life insurance policy (the "Policy") offered by ReliaStar Bankers Security Life Insurance Company ("we", "us", "our", or "the Company"). This Policy is designed to provide lifetime insurance protection up to Age 95, provided the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed under the Policy (including the cost of insurance and certain administrative charges). It also is designed to provide maximum flexibility in connection with premium payments and death benefits by giving the Policy owner ("you", "your") the opportunity to allocate net premiums among investment alternatives with different investment objectives. A Policy owner may, subject to certain restrictions, including limitations on premium payments, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policy owner to provide for changing insurance needs under a single insurance contract.

     The Policy provides for a death benefit payable at the Insured's death. As long as the Policy remains in force, the death benefit will never be less than the current Face Amount less any Policy loans and unpaid charges. The minimum Face Amount of the Policy is currently $25,000. The Face Amount may be increased, subject to certain limitations, provided that the increase is not less than $5,000. Generally, the Policy will remain in force as long as the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed in connection with the Policy (including the cost of insurance and certain administrative charges). In addition, the Policy will remain in force until the Insured reaches Age 65 (or five Policy Years, if longer), without regard to the Cash Surrender Value, if on each Monthly Anniversary the total premiums paid on the Policy, less any partial withdrawals and Policy loans, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy (which is a feature of the Policy called the "Death Benefit Guarantee").

     Net premiums paid under the Policy are allocated, according to your instructions, either to the ReliaStar Bankers Security Variable Life Separate Account I (the "Variable Account"), which is one of our separate accounts or, with the exception of policies issued in New Jersey, to our General Account (the "Fixed Account"). Any amounts allocated to the Variable Account will be allocated to one or more Sub-Accounts of the Variable Account. The assets of each Sub-Account will be invested solely in the shares of one of the four portfolios of the Variable Insurance Products Fund ("VIP"), in one of the three portfolios of the Variable Insurance Products Fund II ("VIP II"), in one of the two funds available through the Northstar Variable Trust or in one of the three funds available through Putnam Variable Trust (collectively the "Funds"). The accompanying prospectus for each of the Funds describes the investment objectives and attendant risks of each of the Funds and portfolios.

                            (Continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. A CURRENT PROSPECTUS FOR EACH OF THE FUNDS MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


THE DATE OF THIS PROSPECTUS IS AUGUST ___, 1997.


     If net premiums are allocated to the Variable Account, the amount of the Policy's death benefit may, and the Policy's Accumulation Value (that is, the total amount that a Policy provides for investment at any time) will, reflect the investment performance of the Sub-Accounts of the Variable Account that you select. You bear the entire investment risk for any amounts allocated to the Variable Account; no minimum Accumulation Value in the Variable Account is guaranteed. Regardless of how net premiums are allocated, the Policy's death benefit may, and the Policy's Accumulation Value will, also depend upon the frequency and amount of premiums paid, any partial withdrawals, loans, and the charges and deductions assessed in connection with the Policy.

     The Policy provides for a "free look" period after the issuance of the Policy. See "Free Look and Conversion Rights -- Free Look Rights."

     THE CHARGES IMPOSED UPON EARLY SURRENDER OR LAPSE WILL BE SIGNIFICANT. FOR EXAMPLE, IF YOU MAKE PREMIUM PAYMENTS NO GREATER THAN THE MINIMUM MONTHLY PREMIUM PAYMENTS SPECIFIED IN YOUR POLICY, YOU CAN EXPECT THAT DURING AT LEAST THE EARLY POLICY YEARS, ALL OR SUBSTANTIALLY ALL OF YOUR PREMIUM PAYMENTS WILL BE REQUIRED TO PAY THE SURRENDER CHARGE AND OTHER CHARGES ASSOCIATED WITH THE POLICY. AS A RESULT, YOU SHOULD PURCHASE A POLICY ONLY IF YOU HAVE THE FINANCIAL CAPABILITY TO KEEP IT IN FORCE FOR A SUBSTANTIAL PERIOD. ALSO, CHARGES IMPOSED UPON SURRENDER OR THE LAPSE OF THE POLICY WILL USUALLY EXCEED THE ACCUMULATION VALUE OF THE POLICY DURING THE EARLY POLICY YEARS, WHICH MEANS THAT PAYMENTS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO AVOID LAPSE DURING THIS PERIOD OF TIME. THESE SAME CONSIDERATIONS APPLY AFTER A REQUESTED INCREASE IN FACE AMOUNT, WHICH CREATES THE POSSIBILITY OF ADDITIONAL CHARGES UPON SURRENDER OR LAPSE OF THE POLICY. SEE "PAYMENT AND ALLOCATION OF PREMIUMS - AMOUNT AND TIMING OF PREMIUMS", "DEATH BENEFIT GUARANTEE", AND "DEDUCTIONS AND CHARGES - SURRENDER CHARGE."

     REPLACING EXISTING INSURANCE WITH A POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO PURCHASE THIS POLICY TO OBTAIN ADDITIONAL INSURANCE PROTECTION IF YOU ALREADY OWN ANOTHER FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

     THIS ENTIRE PROSPECTUS SHOULD BE READ TO COMPLETELY UNDERSTAND THE POLICY BEING OFFERED.

     THE PRIMARY PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.



DEFINITIONS........................................................................................................................6

PART 1. SUMMARY

         How does the Policy compare to traditional life insurance?...............................................................10
         What is the Death Benefit?...............................................................................................10
         What flexibility do you have to adjust the amount of the Death Benefit?..................................................11
         What is the Death Benefit Guarantee?.....................................................................................11
         If the Death Benefit Guarantee is not in effect, what will cause the Policy to lapse?....................................11
         What is the Fixed Account?...............................................................................................11
         What is the Variable Account?............................................................................................11
         What are the minimum and maximum premium payments allowed?...............................................................11
         How are premiums allocated to the investment options?....................................................................12
         Who are the investment advisers of the Funds?............................................................................12
         What charges do we make against each premium payment?....................................................................12
         What charges do we make against the Accumulation Value?..................................................................12
         What charges do we make upon lapse or total surrender of the Policy?.....................................................12
         What is the value of the Policy if you surrender it?.....................................................................13
         Can you make partial withdrawals?........................................................................................13
         What are the free look and conversion rights?............................................................................13
         Can you transfer between the Sub-Accounts and/or the Fixed Account?......................................................13
         Can you borrow against the value of the Policy?..........................................................................14
         Are Death Benefit proceeds taxable income to the beneficiary?............................................................14
         Are Accumulation Value increases included in your taxable income?........................................................14
         Will exercising certain Policy rights have tax consequences?.............................................................14
         Who sells the Policies?..................................................................................................14

PART 2. DETAILED INFORMATION

         ReliaStar Bankers Security Life Insurance Company........................................................................14
         The Variable Account.....................................................................................................15
         Performance Information..................................................................................................15
         The Policies.............................................................................................................16
         Death Benefit............................................................................................................16
                  Death Benefit Options...........................................................................................17
                  Which Death Benefit Option to Choose............................................................................19
                  Requested Changes in Face Amount................................................................................19
                  Insurance Protection............................................................................................20
                  Change in Death Benefit Option..................................................................................21
                  Accelerated Benefit.............................................................................................22
         Payment and Allocation of Premiums.......................................................................................22
                  Issuing the Policy..............................................................................................22
                  Allocation of Premiums..........................................................................................23
                  Amount and Timing of Premiums...................................................................................24
                  Planned Periodic Premiums.......................................................................................24
                  Unscheduled Additional Premiums.................................................................................25
                  Paying Premiums by Mail.........................................................................................25
         Death Benefit Guarantee..................................................................................................25
         Accumulation Value.......................................................................................................26
         Deductions and Charges...................................................................................................27
                  Premium Expense Charge..........................................................................................27
                  Monthly Deduction...............................................................................................27
                  Surrender Charge................................................................................................28
                  Charges Against the Variable Account............................................................................29
                  Partial Withdrawal and Transfer Charges.........................................................................30
                  Reduction of Charges............................................................................................30
         Policy Lapse and Reinstatement...........................................................................................31
         Surrender Benefits.......................................................................................................31
                  Total Surrender.................................................................................................31
                  Partial Withdrawal..............................................................................................32
         Transfers................................................................................................................32
                  Telephone/Fax Transfer Requests.................................................................................33
                  Dollar Cost Averaging Service...................................................................................33
                  Portfolio Rebalancing Service...................................................................................34
         Policy Loans.............................................................................................................34
         Free Look and Conversion Rights..........................................................................................36
                  Free Look Rights................................................................................................36
                  Conversion Rights...............................................................................................37
         Investments of the Variable Account......................................................................................37
                  Fidelity's Variable Insurance Products Fund (VIP)...............................................................38
                  Fidelity's Variable Insurance Products Fund II (VIP II).........................................................39
                  Northstar Variable Trust (Northstar)............................................................................39
                  Putnam Variable Trust...........................................................................................40
                  Addition, Deletion, or Substitution of Investments..............................................................40
         Voting Rights............................................................................................................40
         General Provisions.......................................................................................................41
                  Benefits at Age 95..............................................................................................41
                  Ownership.......................................................................................................41
                  Proceeds........................................................................................................42
                  Beneficiary.....................................................................................................42
                  Postponement of Payments........................................................................................42
                  Settlement Options..............................................................................................42
                  Incontestability................................................................................................43
                  Misstatement of Age and Sex.....................................................................................43
                  Suicide.........................................................................................................41
                  Termination.....................................................................................................44
                  Amendment.......................................................................................................44
                  Reports.........................................................................................................44
                  Dividends.......................................................................................................45
                  Collateral Assignment...........................................................................................45
                  Optional Insurance Benefits.....................................................................................45
         Federal Tax Matters......................................................................................................45
                  Policy Proceeds.................................................................................................45
                  Taxation of Distributions.......................................................................................46
                  Taxation of Policies Held by Pension, Certain Deferred Compensation Plans
                    and Other Arrangements........................................................................................47
                  Taxation of ReliaStar Bankers Security Life Insurance Company...................................................47
                  Other Considerations............................................................................................48
         Legal Developments Regarding Employment -- Related Benefit Plans.........................................................48
         Distribution of the Policies.............................................................................................48
         Management...............................................................................................................49
                  Directors and Officers..........................................................................................49
         State Regulation.........................................................................................................51
         Legal Proceedings........................................................................................................51
         Bonding Arrangements.....................................................................................................51
         Legal Matters............................................................................................................51
         Experts  ................................................................................................................52
         Registration Statement Contains Further Information......................................................................52
         Financial Statements.....................................................................................................52
         Appendix A - The Fixed Account..........................................................................................A-1
         Appendix B - Calculation of Accumulation Value..........................................................................B-1
         Appendix C - Illustration of Accumulation Values, Surrender Charges,
                  Cash Surrender Values and Death Benefits.......................................................................C-1
         Appendix D - Maximum Surrender Charge Per $1,000 of Face Amount.........................................................D-1
         Appendix E - Surrender Charge Whole Life Premium Per $1,000 of Face Amount..............................................E-1

         Fund Prospectuses
                  Fidelity's Variable Insurance Products Fund (VIP):
                           Money Market Portfolio..............................................................................VIP-1
                           High Income Portfolio...............................................................................VIP-1
                           Equity-Income Portfolio.............................................................................VIP-1
                           Growth Portfolio....................................................................................VIP-1
                  Fidelity's Variable Insurance Products Fund II (VIP II):
                           Investment Grade Bond Portfolio.....................................................................VIP-1
                           Index 500 Portfolio.................................................................................VIP-1
                           Contrafund Portfolio................................................................................VIP-1
                  Northstar Variable Trust (Northstar):
                           Northstar Income and Growth Fund..............................................................Northstar-1
                           Northstar Multi-Sector Bond Fund..............................................................Northstar-1
                  Putnam Variable Trust:
                           Putnam VT Diversified Income Fund...................................................................PVT-1
                           Putnam VT Growth and Income Fund....................................................................PVT-1
                           Putnam VT Voyager Fund..............................................................................PVT-1



DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value (the value in the Fixed Account). See "Accumulation Value" at page 26 and Appendix B.

AGE. The Insured's age at the last birthday determined as of the beginning of each Policy Year.

CASH SURRENDER  VALUE. The Accumulation  Value less any Surrender  Charge,  Loan
     Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT. The amount  determined  under the applicable Death Benefit Option
     (the Level Amount Option or the Variable Amount Option). The proceeds payable to the beneficiary of the Policy upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions. See "Death Benefit" at page 16.

DEATH BENEFIT GUARANTEE. A feature of the Policy guaranteeing that the Policy will not lapse before the Insured reaches Age 65 (or five Policy Years, if longer) if, on each Monthly Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy, including the Minimum Monthly Premium for the current Monthly Anniversary. See "Death Benefit Guarantee" at page 25.

DEATH BENEFIT OPTION. Either of two death benefit options available under the Policy (the Level Amount Option and the Variable Amount Option). See "Death Benefit --Death Benefit Options" at page 17.

FACE AMOUNT. The minimum Death Benefit under the Policy as long as the Policy remains in force. See "Death Benefit" at page 16.

FIXED ACCOUNT. The assets of ReliaStar Bankers Security Life Insurance Company other than those allocated to the Variable Account or any other separate account. See Appendix A.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy to the extent such amount is attributable to the Fixed Account (our General Account). Unlike the Variable Accumulation Value, the Fixed Accumulation Value will not reflect the investment performance of the Funds. See "Accumulation Value" at page 26 and Appendix B.

FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests as described herein. See "Investments of the Variable Account" at page 37.

INSURED. The person upon whose life the Policy is issued.

ISSUE DATE. The date insurance coverage under a Policy begins.

LEVEL AMOUNT  OPTION.  One of two  Death  Benefit  Options  available  under the
     Policy. Under this option, the Death Benefit is the greater of the current Face Amount or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit--Death Benefit Options" at page 17.

LOAN AMOUNT. The sum of all unpaid Policy loans including unpaid interest due thereon. See "Policy Loans" at page 34.


MINIMUM FACE  AMOUNT.  The minimum  Face Amount  shown in the Policy  (currently
     $25,000).

MINIMUM MONTHLY PREMIUM. A monthly premium amount specified in the Policy and determined by us at issuance of the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the Initial Face Amount. A requested increase or decrease in the Face Amount, a change in the Death Benefit Option, or the addition or termination of a Policy rider may change the Minimum Monthly Premium. The Minimum Monthly Premium determines the payments required to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee" at page 25.

MONTHLY ANNIVERSARY.  The same date in each succeeding month as the Policy Date.
     Whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be considered to be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

MONTHLY DEDUCTION.  A monthly charge deducted from the Accumulation Value of the
     Policy.   This  charge   includes  the  cost  of  insurance,   the  Monthly
     Administrative Charge, the Monthly Mortality and Expense Risk Charge, and any charges for optional insurance benefits. See "Deductions and Charges - Monthly Deduction" at page 27.

MONTHLY ADMINISTRATIVE CHARGE. A monthly charge to reimburse us for expenses incurred in administering the Policy. This charge is part of the Monthly Deduction. The amount of this charge is currently $7.50 per month and is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price index for September 1985. See "Deductions and Charges--Monthly Deduction" at page 27.


MONTHLY MORTALITY AND EXPENSE RISK CHARGE. A monthly charge to compensate us for certain mortality and expense risks we assume under the Policy. The Mortality and Expense Risk Charge is anticipated to be charged at an annual rate of .60 of 1% (.60%) of the Variable Accumulation Value of the Policy but in no event will it exceed .9 of 1% (.90%) for the duration of the Policy. See "Deductions and Charges - Monthly Mortality and Expense Risk Charge" at page 28.


NET PREMIUM. The gross premium less a Premium Expense Charge deducted from each premium.

NORTHSTAR. Northstar Variable Trust
         Northstar Income and Growth Fund
         Northstar Multi-Sector Bond Fund

PLANNED PERIODIC PREMIUM. The scheduled premium selected by you of a level amount at a fixed interval. The initial Planned Periodic Premium you select will be shown in the Policy. See "Payment and Allocation of Premiums -- Planned Periodic Premiums" at page 24.

POLICY, POLICIES. The flexible premium variable life insurance Policy offered by us and described in this Prospectus.

POLICY ANNIVERSARY.  The same date in each  succeeding  year as the Policy Date.
     Whenever the Policy Anniversary falls on a date other than a Valuation Date, the Policy Anniversary will be considered to be the next Valuation Date.

POLICY DATE. The Policy Date is used in determining Policy Years, Policy Months,
     Monthly Anniversaries, and Policy Anniversaries. The Policy Date will be shown in the Policy.

POLICY MONTH. A month beginning on the Monthly Anniversary.

POLICY YEAR. A year beginning on the Policy Anniversary.

PREMIUM EXPENSE  CHARGE.  An amount  deducted  from each  premium  payment.  The
     Premium Expense Charge is currently 5.00% of each premium payment. See "Deductions and Charges --Premium Expense Charge" at page 27.

PREMIUM RELATED SURRENDER CHARGE REDUCTION. A reduction to the Surrender Charge when total premiums paid are less than the Surrender Charge Whole Life Premium. See "Deductions and Charges--Surrender Charge" at page 28.

PUTNAM VARIABLE TRUST
         Putnam VT Diversified Income Fund
         Putnam VT Growth and Income Fund
         Putnam VT Voyager Fund

RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.

SEC. Securities and Exchange Commission.

SIGNATURE GUARANTEE. A guarantee  of your  signature by a member firm of the New
     York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation, or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. that has entered into an appropriate agreement with us.

SUB-ACCOUNT. A sub-division of the Variable Account. Each Sub-Account invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and the first 15 years following any requested increase in Face Amount. See "Deductions and Charges --Surrender Charge" at page 28.

SURRENDER CHARGE WHOLE LIFE PREMIUM.  An amount used in calculating  the Premium
     Related Surrender Charge Reduction The Surrender Charge Whole Life Premium will equal the amount obtained by dividing the Face Amount or the amount of a requested increase, as the case may be, by $1,000, and multiplying the result by the applicable factor from Appendix E. See "Deductions and Charges--Surrender Charge" at page 28.

UNIT VALUE. The unit measure by which the value of the Policy's interest in each Sub-Account is determined. See Appendix B.

VALUATION DATE. Each day on which the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; July Fourth; Labor Day; Thanksgiving Day; and Christmas Day. See Appendix B.

VALUATION PERIOD. The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date. See Appendix B.

VARIABLE ACCOUNT. ReliaStar Bankers Security Variable Life Separate Account I, a separate investment account established by us to receive and invest Net Premiums paid under the Policy. See "The Variable Account" at page 15.

VARIABLE ACCUMULATION  VALUE. The value attributable to a specific Policy to the
     extent  such  amount  is   attributable  to  the  Variable   Account.   See
     "Accumulation Value" at page 26 and Appendix B.

VARIABLE AMOUNT OPTION.  One of two Death Benefit  Options  available  under the
     Policy. Under this option, the Death Benefit is the greater of the Face Amount plus the Accumulation Value of the Policy, or the Accumulation Value multiplied by the corridor percentage on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit --Death Benefit Options" at page 17.

VIP. Variable Insurance Products Fund
         Money Market Portfolio
         High Income Portfolio
         Equity-Income Portfolio
         Growth Portfolio

VIP II. Variable Insurance Products Fund II
         Investment Grade Bond Portfolio
         Index 500 Portfolio
         Contrafund Portfolio

WE, US, OUR. ReliaStar Bankers Security Life Insurance Company.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.


PART 1. SUMMARY

     This is a brief summary of the Policy's features. More detailed information follows later in this Prospectus.

HOW DOES THE POLICY COMPARE TO TRADITIONAL LIFE INSURANCE?

     Like traditional life insurance:

     * The Policy provides a guaranteed minimum amount of life insurance coverage.

     * As long as you meet the requirements for the Death Benefit Guarantee, your Policy will remain in force until the Insured reaches Age 65 (or five Policy Years, if longer).

     * You can surrender the Policy while the Insured is living and receive its Cash Surrender Value.

     *    The Policy has a loan value.

     *    The Fixed Accumulation Value is guaranteed.

     Unlike traditional life insurance:

     *    You choose where the Net Premiums for the Policy are invested.

     *    You may transfer existing values among the investment options.

     * The Variable Accumulation Value may increase or decrease based on the investment performance of the Funds you select.

     *    You choose between two Death Benefit Options.

     *    You choose the amount and frequency of your premium payments.

     *    After the first  Policy  Year,  you can  increase or decrease the Face
          Amount.

WHAT IS THE DEATH BENEFIT?

     You choose one of two Death Benefit Options --the Level Amount Option or the Variable Amount Option. The Death Benefit under the Level Amount Option is the greater of the Face Amount or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The Death Benefit under the Variable Amount Option is equal to the greater of the Face Amount plus the Accumulation Value, or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit."

     The proceeds payable upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions.

     The Death Benefit will never be less than the Face Amount as long as the Policy is in force and there is no Loan Amount or unpaid Monthly Deductions.

     Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit."

WHAT FLEXIBILITY DO YOU HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

     After the second Policy Year, you have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount. You cannot decrease the Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount must be at least $5,000 and may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit --Requested Changes in Face Amount."

     Generally, you may also change the Death Benefit Option at any time after the second Policy Year. See "Death Benefit --Change in Death Benefit Option."

     For a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs, see "Death Benefit --Insurance Protection."

WHAT IS THE DEATH BENEFIT GUARANTEE?

     Until the Insured reaches Age 65 (or five Policy Years, if longer), if you meet the requirements for the Death Benefit Guarantee we will not lapse your Policy, even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. See "Death Benefit Guarantee."

IF THE DEATH BENEFIT GUARANTEE IS NOT IN EFFECT, WHAT WILL CAUSE THE POLICY TO LAPSE?

     The Policy will only lapse if the Cash Surrender Value is less than the Monthly Deduction due and if a grace period of 61 days expires without a sufficient payment. The Policy thus differs in two important respects from traditional life insurance. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to lapse. Second, even if Planned Periodic Premiums have been paid, the Policy may lapse. See "Policy Lapse and Reinstatement --Lapse."

WHAT IS THE FIXED ACCOUNT?

     The Fixed Account consists of all of our assets other than those in our separate accounts (including the Variable Account). We credit interest of at least 4% per year on any amounts you have in the Fixed Account. From time to time we may guarantee interest in excess of 4%. Interests in the Fixed Account have not been registered under the Securities Act of 1933 nor is the Fixed Account subject to the restrictions of the Investment Company Act of 1940. See Appendix A, "The Fixed Account."

WHAT IS THE VARIABLE ACCOUNT?

     The ReliaStar Bankers Security Variable Life Separate Account I is one of our separate accounts. Only premiums from our variable life insurance policies are invested in the Variable Account. See "The Variable Account."

     The Variable Account is divided into Sub-Accounts. Premiums allocated to each Sub-Account are invested in shares, at net asset value, of the Fund corresponding to that Sub-Account. The Variable Accumulation Value of the Policy will vary with, among other things, the investment performance of the Funds to which Policy premiums are allocated and the charges deducted from the Variable Accumulation Value. See "Accumulation Value."

WHAT ARE THE MINIMUM AND MAXIMUM PREMIUM PAYMENTS ALLOWED?

     With certain restrictions, you can choose when you pay premiums and how much each payment will be. In most cases, however, payment of cumulative premiums sufficient to maintain the Death Benefit Guarantee will be required to keep the Policy in force during at least the first several Policy Years. See "Death Benefit Guarantee." We may choose not to accept a payment of less than $25.00. We do, however, reserve the right to limit the amount of any payment and certain maximum limits apply. We will return to you any premium paid to the extent that total premiums paid, both scheduled and unscheduled, would exceed the current maximum premium payments allowed for life insurance under Federal tax law. See "Payment and Allocation of Premiums --Amount and Timing of Premiums."

HOW ARE PREMIUMS ALLOCATED TO THE INVESTMENT OPTIONS?

     You choose the premium allocation on the application. You can allocate premiums to the Fixed Account and/or one or more Sub-Accounts of the Variable Account. The Fixed Account is not available to allocate premiums under policies issued in New Jersey. The initial allocation remains in effect for any future premium payments until you change it. See "Payment and Allocation of Premiums --Allocation of Premiums."

WHO ARE THE INVESTMENT ADVISERS OF THE FUNDS?

     Fidelity Management & Research Company is the investment adviser of VIP's four portfolios and of VIP II's three portfolios.

     Northstar Investment Management Corporation, an affiliate of ours, is the investment adviser of Northstar's two funds.

     Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser of Putnam Variable Trust's three funds.

     For the expenses of each Fund see "Deductions and Charges - Charges Against the Variable Account."

WHAT CHARGES DO WE MAKE AGAINST EACH PREMIUM PAYMENT?

     We deduct an amount (the Premium Expense Charge) from each premium and credit the remaining premium (the Net Premium) to the Fixed Account or to the Variable Account in accordance with your instructions. The Premium Expense Charge is 5.00% of each premium payment. See "Deductions and Charges - Premium Expense Charge."

WHAT CHARGES DO WE MAKE AGAINST THE ACCUMULATION VALUE?

     The Accumulation Value of the Policy is subject to several charges --the Monthly Deduction and transfer and partial withdrawal charges.


     The Monthly Deduction will be deducted monthly from both the Fixed Accumulation Value and the Variable Accumulation Value and includes the cost of insurance, the Monthly Administrative Charge, the Monthly Mortality and Expense Risk Charge, and charges for optional insurance benefits (other than any Waiver of Monthly Deduction rider). The cost of insurance will be determined by multiplying the applicable cost of insurance rate(s) by the net amount at risk. The Monthly Administrative Charge is currently $7.50 per month and is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to
(b) the Consumer Price Index for September 1985. The Monthly Mortality and Expense Risk Charge is anticipated to be equal to one-twelfth of .60 of 1% (.60%) of the Variable Accumulation Value (that is, the total value attributable to a specific Policy in the Sub-Accounts of the Variable Account) but in no event will it exceed .9 of 1% (.90%) for the duration of the Policy. The charges for optional insurance benefits will vary depending upon the benefit(s) selected. See "Deductions and Charges --Monthly Deduction."


     There is currently no charge imposed for each transfer but we presently charge $10.00 for each partial withdrawal. The charge for transfers is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. The charge for partial withdrawals is guaranteed not to exceed $25.00 for the duration of the Policy. See "Deductions and Charges --Partial Withdrawal and Transfer Charges."

WHAT CHARGES DO WE MAKE UPON LAPSE OR TOTAL SURRENDER OF THE POLICY?

     During  the  first 15 years  the  Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a charge if the Policy lapses or you surrender the Policy (the Surrender Charge). See "Deductions and Charges --Surrender Charge" and Appendixes D and E.

     The maximum Surrender Charge on the Initial Face Amount and on any requested increases in Face Amount will be determined on the Policy Date and on the effective date of any such requested increase, as the case may be. This maximum charge then remains level during the first five years in the relevant 15-year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. Thus, if the Policy remains in force during the entire relevant 15-year period, you do not pay this charge.

     The Surrender Charge on the Initial Face Amount will depend upon the Initial Face Amount, the Insured's Age on the Policy Date, the Insured's sex, and the Insured's Rate Class. The Surrender Charge on any requested increase in Face Amount will depend upon the Face Amount of the increase, the Insured's Age on the effective date of the increase, the Insured's sex, and the Insured's Rate Class on the effective date of the increase.

     The Surrender Charge imposed upon early surrender or lapse will be significant. As a result, you should purchase a Policy only if you have the financial capability to keep it in force for a substantial period of time.

WHAT IS THE VALUE OF THE POLICY IF YOU SURRENDER IT?

     In general, the Cash Surrender Value is the amount you would receive if you surrender the Policy. To determine the Cash Surrender Value, your Accumulation Value is reduced by the Surrender Charge, if any, and any Loan Amount and unpaid Monthly Deductions.

CAN YOU MAKE PARTIAL WITHDRAWALS?

     Yes, you can withdraw part of your Cash Surrender Value. Each partial withdrawal must be at least $500. You will not incur a Surrender Charge, but partial withdrawals are subject to a processing charge. We currently make a $10.00 charge for each partial withdrawal. The charge is guaranteed not to exceed $25.00 per partial withdrawal. Only one partial withdrawal is allowed in any Policy Year. See "Surrender Benefits --Partial Withdrawal."

WHAT ARE THE FREE LOOK AND CONVERSION RIGHTS?

     You have a limited free look period during which you have a right to return the Policy and receive a refund of all premiums paid. See "Free Look and Conversion Rights -- Free Look Rights." The Policy must be returned to us by midnight of the 20th day after you receive it.

     Also, the Policy may in effect be converted in whole or in part to a "fixed benefit" policy (providing benefits that do not vary with the investment performance of the Variable Account) at any time during the first two Policy Years by transferring all or part of the Accumulation Value of the Policy from the Variable Account to the Fixed Account. For policies issued in Connecticut and New Jersey, the conversion right may be exercised by transferring to a different permanent fixed benefit life insurance policy offered by us in those states. See "Free Look and Conversion Rights --Conversion Rights." Similar conversion rights will be available for requested increases in the Face Amount. See "Free Look and Conversion Rights."

CAN YOU TRANSFER BETWEEN THE SUB-ACCOUNTS AND/OR THE FIXED ACCOUNT?

     Subject to certain restrictions, you can transfer all or part of your Accumulation Value between the investment options of the Policy. We currently allow up to twelve transfers per year. Transfers from the Fixed Account are subject to certain additional restrictions. We reserve the right to limit you to 12 transfers per year and to make a charge for each transfer in excess of 12. (Transfers to or from the Fixed Account are not available for policies issued in New Jersey.) We currently make no charge for each transfer. This charge is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per year. To the extent, however, that you request a transfer from the Variable Account to the Fixed Account in connection with exercising your conversion rights under the Policy, the limit on the number of transfers and the charge will not apply. See "Free Look and Conversion Rights--Conversion Rights" and "Transfers."

CAN YOU BORROW AGAINST THE VALUE OF THE POLICY?

     At any time after the first Policy Year, you can borrow the Cash Value of the Policy less any existing Loan Amount. Each loan must be at least $500. Interest is payable in advance for each Policy Year and accrues daily at an effective annual rate that will not exceed 6.00% (which is 5.66% when payable in advance). After the tenth Policy Year, we will charge interest at an annual rate of 4.00% (which is 3.85% when payable in advance) on the portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid net of all partial withdrawals. See "Policy Loans."

ARE DEATH BENEFIT PROCEEDS TAXABLE INCOME TO THE BENEFICIARY?

     Under current Federal tax law, as long as the Policy qualifies as life insurance the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance. Therefore, the Death Benefit should not be taxable income to the beneficiary. See "Federal Tax Matters --Policy Proceeds."

ARE ACCUMULATION VALUE INCREASES INCLUDED IN YOUR TAXABLE INCOME?

     Under current Federal tax law, as long as the Policy qualifies as life insurance, Accumulation Value increases will also be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis. See "Federal Tax Matters --Policy Proceeds."

WILL EXERCISING CERTAIN POLICY RIGHTS HAVE TAX CONSEQUENCES?

     A change of owners, a partial withdrawal, a total surrender, or a Policy loan may have tax consequences depending on the particular circumstances. See "Federal Tax Matters --Policy Proceeds."

WHO SELLS THE POLICIES?

     The Policies are sold by licensed insurance agents who are also registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers, Inc. Washington Square Securities, Inc., an affiliate of ours, is the Principal Underwriter of the Policies. See "Distribution of the Policies."

PART 2. DETAILED INFORMATION

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

     We are a stock life insurance company incorporated under the laws of the State of New York in 1917 under the name The Morris Plan Insurance Society. In 1946 we adopted the name Bankers Security Life Insurance Society, and in 1996 we adopted our present name. We are authorized to transact business in all states, the District of Columbia, and the Dominican Republic. We were the first company to write credit life insurance and until 1950 our business was confined to credit life insurance on a group and individual basis initiated in connection with loans made by banks and other lenders. In 1950 we began writing ordinary life insurance. In 1962 we acquired, through merger, Postal Life Insurance Company, a New York chartered stock life insurance company. In 1971 we acquired, through merger, Congressional Life Insurance Company, a New York chartered stock life insurance company. In 1996 we acquired, through merger, The North Atlantic Life Insurance Company of America, also a New York chartered stock life insurance company.

     Our principal office is located at 1000 Woodbury Road, Suite 102, P.O. Box 9004, Woodbury, New York 11797.

     On December 20, 1979, we became a wholly-owned subsidiary of United Services Life Insurance Company ("United Services") which became an indirect, wholly owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), formerly The NWNL Companies, Inc., when ReliaStar acquired USLICO Corporation on January 20, 1995. ReliaStar is a holding company whose subsidiaries specialize in life insurance and related financial services businesses.

THE VARIABLE ACCOUNT

     The Variable Account is a Separate Account of ours, established by the Board of Directors on March 23, 1982 pursuant to the laws of the State of New York. The Variable Account will receive and invest the Net Premiums paid and allocated to it under this Policy. In addition, the Variable Account currently receives and invests net premiums for another class of scheduled premium variable life insurance policy and may do so for additional classes in the future. The Variable Account meets the definition of a "separate account" under the federal securities laws and has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us, or the Funds.

     We own the assets of the Variable Account. However, the New York laws under which the Variable Account was established provide that the Variable Account cannot be charged with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

     For a description of the Fixed Account, see Appendix A to this Prospectus.

PERFORMANCE INFORMATION

     Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. Performance information for the Sub-Accounts will reflect deductions of Fund expenses and be adjusted to reflect the Mortality and Expense Risk
Charge, but will not reflect deductions for the cost of insurance or the Surrender Charge. Quotations of performance information for the Funds will be accompanied by performance information for the Sub- Accounts. Performance information  for the Funds will take into  account  all fees and  charges at the
Fund level, but will not reflect any deductions from the Variable Account. Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. Performance information showing total returns and average annual total returns may be provided for periods prior to the date a Sub-Account commenced operation. Such performance information will be calculated based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Sub-Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

     We may also provide individualized hypothetical illustrations of Policy Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

     Performance of the Sub-Accounts and/or the Funds as reported from time to time in advertisements and sales literature may be compared to other variable life insurance issuers in general or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

     We may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

THE POLICIES

     The Policies are flexible premium variable life insurance contracts with death benefits, cash values, and other features of traditional life insurance contracts. They are "flexible premium" because premiums do not have to be paid according to a fixed schedule. They are "variable" because, to the extent Accumulation Value is attributable to the Variable Account, Accumulation Values and, under certain circumstances, the Death Benefit will increase and decrease based on the investment performance of the Funds in which the Sub-Accounts to which you allocate your premium payments invest.

DEATH BENEFIT

     Like traditional life insurance, we pay a death benefit if the Insured dies while the Policy is in force. The proceeds payable upon the death of the Insured will be the Death Benefit (see "Death Benefit Options" below) reduced by any Loan Amount and unpaid Monthly Deductions. All or part of the proceeds may be paid in cash to your beneficiaries or under one or more of the settlement options we offer. See "General Provisions --Settlement Options."

     The Policy provides two Death Benefit Options: the Level Amount Option and the Variable Amount Option. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the Policy. See "Death Benefit --Change in Death Benefit Option."

     The Death Benefit may vary with the Policy's Accumulation Value. Under the Level Amount Option, the Death Benefit will only vary with the Accumulation Value whenever the Accumulation Value multiplied by the corridor percentage (see "Death Benefit Options --Level Amount Option") exceeds the Face Amount of the Policy. The Death Benefit under the Variable Amount Option will always vary with the Accumulation Value because the Death Benefit equals the Face Amount plus the Accumulation Value, or the corridor percentage of the Accumulation Value. Under either Death Benefit Option, however, the Death Benefit will never be less than the current Face Amount of the Policy and will be payable only as long as the Policy remains in force.

     In addition to affecting the amount of the Death Benefit as described above, the Accumulation Value generally determines how long the Policy remains in force. See "Policy Lapse and Reinstatement." This means that, to the extent Accumulation Value is attributable to the Variable Account, the investment performance of the Variable Account (and the underlying Funds) may affect the duration of the Policy by affecting the amount of Accumulation Value. You bear the investment risk with respect to any amounts allocated to the Variable Account. If, however, the Death Benefit Guarantee is in effect (see "Death Benefit Guarantee"), the Policy will stay in force until the Insured reaches Age 65 (or five Policy Years, if longer) without regard to the investment performance under the Policy.

     Appendix  C  illustrates   Accumulation  Values,  Surrender  Charges,  Cash
Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts.

DEATH BENEFIT OPTIONS

     The Level Amount Option and the Variable Amount Option are described below.

     LEVEL AMOUNT OPTION. The Death Benefit is the greater of the current Face Amount of the Policy or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Ages as shown below in the Corridor Percentage Table. Accordingly, under the Level Amount Option the Death Benefit will remain level unless the corridor percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

     ILLUSTRATION OF LEVEL AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40, and that there is no Loan Amount. Under the Level Amount Option, a Policy with a $100,000 Face Amount will generally have a $100,000 Death Benefit. However, because the Death Benefit must be equal to or be greater than 250% of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to the Accumulation Value above $40,000 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $50,000 will be entitled to a Death Benefit of $125,000 ($50,000 X 250%); an Accumulation Value of $75,000 will yield a Death Benefit of $187,500 ($75,000 X 250%); and an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%).

     Similarly, as long as the Accumulation Value exceeds $40,000, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

     The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under Age 40), the corridor percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Accumulation Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).


                            CORRIDOR PERCENTAGE TABLE


            INSURED'S AGE ON                   CORRIDOR PERCENTAGE
      PREVIOUS POLICY ANNIVERSARY             OF ACCUMULATION VALUE
      ---------------------------             ---------------------
             40 or younger                             250%
                   41                                  243
                   42                                  236
                   43                                  229
                   44                                  222
                   45                                  215
                   46                                  209
                   47                                  203
                   48                                  197
                   49                                  191
                   50                                  185
                   51                                  178
                   52                                  171
                   53                                  164
                   54                                  157
                   55                                  150
                   56                                  146
                   57                                  142
                   58                                  138
                   59                                  134
                   60                                  130
                   61                                  128
                   62                                  126
                   63                                  124
                   64                                  122
                   65                                  120
                   66                                  119
                   67                                  118
                   68                                  117
                   69                                  116
                   70                                  115
                   71                                  113
                   72                                  111
                   73                                  109
                   74                                  107
                 75-90                                 105
                   91                                  104
                   92                                  103
                   93                                  102
                   94                                  101
                   95                                  100

     VARIABLE AMOUNT OPTION. The Death Benefit is equal to the greater of the current Face Amount plus the Accumulation Value of the Policy, or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Ages as shown in the Corridor Percentage Table above. Accordingly, under the Variable Amount Option the amount of the Death Benefit will always vary as the Accumulation Value varies.

     ILLUSTRATION OF VARIABLE AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40 and that there is no Loan Amount. Under the Variable Amount Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, for example, a Policy with an Accumulation Value of $20,000 will have a Death Benefit of $120,000 ($100,000 + $20,000); an Accumulation Value of $40,000 will yield a Death Benefit of $140,000 ($100,000 + $40,000). The Death Benefit, however, must be at least 250% of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds approximately $66,667, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. Each additional dollar of the Accumulation Value above $66,667 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $75,000 will be entitled to a Death Benefit of $187,500 ($75,000 X 250%); an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%); and an Accumulation Value of $125,000 will yield a Death Benefit of $312,500 ($125,000 X 250%).

     Similarly, any time the Accumulation Value exceeds $66,667, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the current Face Amount plus the Accumulation Value of the Policy.

     The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the corridor percentage would be 185%. The amount of the Death Benefit would be the sum of the Accumulation Value plus $100,000 unless the Accumulation Value exceeded approximately $117,647 (rather than $66,667), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

WHICH DEATH BENEFIT OPTION TO CHOOSE

     If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value, you should choose the Level Amount Option.

REQUESTED CHANGES IN FACE AMOUNT

     Subject to certain limitations, you may request an increase or decrease in the Face Amount. No increase or decrease in the Face Amount will be permitted during the first Policy Year.

     INCREASES. For an increase in the Face Amount, a written request must be submitted to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly Anniversary on or next following our approval of the increase. The increase may not be less than $5,000 and no increase will be permitted after the Insured reaches Age 75. We will deduct any charges associated with the increase (the increases in the cost of insurance and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase. You will be entitled to limited conversion rights with respect to requested increases in Face Amount. See "Free Look and Conversion Rights."

     DECREASES. For a decrease in the Face Amount, a written request must also be submitted to us. Any decrease in the Face Amount will be effective on the Monthly Anniversary on or next following our receipt of a written request. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. Under our current policies, the Minimum Face Amount is $25,000, but we reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Policy Proceeds"), the decrease will be limited to the extent necessary to meet these requirements.

     For purposes of determining the cost of insurance, decreases in the Face Amount will be applied to reduce the current Face Amount in the following order:

     (a)  The Face Amount provided by the most recent increase;

     (b)  The next most recent increases successively; and

     (c)  The Face Amount when the Policy was issued.

     By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase, and so on, for the purposes of calculating the cost of insurance. This assumption will affect the cost of insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a 200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction."

     For example, assume that the Initial Face Amount was $50,000 with a standard Rate Class, and that successive increases of $25,000 (at a Rate Class of 200%) and $50,000 (at a Rate Class of 300%) were added. If a decrease of $50,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $50,000 is requested, the amount at a 300% Rate Class will be eliminated, and the excess over $50,000 will next reduce the amount of insurance at a 200% Rate Class.

     EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face Amount will affect the Monthly Deduction because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." An increase in the Face Amount will increase the Surrender Charge, but a decrease in the Face Amount will not reduce the Surrender Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face Amount. See "Deductions and Charges -- Surrender Charge."

     An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. See "Death Benefit Guarantee."

     The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value (which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions). If the resulting Cash Surrender Value is not sufficient to cover the Monthly Deduction, the Policy may lapse unless the Death Benefit Guarantee is in effect. See "Policy Lapse and Reinstatement -- Lapse" and "Death Benefit Guarantee."

INSURANCE PROTECTION

     You may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the Death Benefit and the Accumulation Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Face Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal under the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value. If the Face Amount is decreased, the Policy charges generally will decrease as well. (Note that the Surrender Charge will NOT be reduced. See "Deductions and Charges -- Surrender Charge.")

(b) An increase in the Face Amount (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) A partial withdrawal will reduce the Death Benefit. See "Surrender Benefits -- Partial Withdrawal." However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

(d) Under the Level Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount, (i) an increased level of premium payments will reduce the amount of pure insurance protection, and
     (ii) a reduced level of premium payments will increase the amount of pure insurance protection.

(e) Under the Variable Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount plus the Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the Accumulation Value and the Death Benefit will be increased if premium payments are increased, and reduced if premium payments are reduced.)

(f) Under either Death Benefit Option, if the Death Benefit is the corridor percentage of Accumulation Value, then (i) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see "Payment and Allocation of Premiums -- Amount and Timing of Premiums"), and (ii) a reduced level of premium payments will reduce the pure insurance protection.

          THE TECHNIQUES DESCRIBED IN THIS SECTION FOR CHANGING THE AMOUNT OF PURE INSURANCE PROTECTION UNDER THE POLICY (FOR EXAMPLE, CHANGING THE FACE AMOUNT, MAKING A PARTIAL WITHDRAWAL, AND CHANGING THE AMOUNT OF PREMIUM PAYMENTS) MUST BE CONSIDERED TOGETHER WITH THE OTHER RESTRICTIONS AND CONSIDERATIONS DESCRIBED ELSEWHERE IN THIS PROSPECTUS.

CHANGE IN DEATH BENEFIT OPTION

     After the first two Policy Years, and at least two years after any increase in Face Amount, you may change the Death Benefit Option once each Policy Year. The change is effective on the Monthly Anniversary on or next following the date we receive your request. You must submit a written request to change the Death Benefit Option. A change in the Death Benefit Option will also change the Face Amount. If the Death Benefit Option is changed from the Level Amount Option to the Variable Amount Option, the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option to the Variable Amount Option if the resulting Face Amount would fall below the Minimum Face Amount (currently $25,000).

     If the Death Benefit Option is changed from the Variable Amount Option to the Level Amount Option, the Face Amount will be increased by an amount equal to the Policy's Accumulation Value on the effective date of the change.

     An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the future Monthly Deductions because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." The Surrender Charge, however, will not be affected by an increase or decrease in Face Amount resulting from a change in Death Benefit Option.

     Changes in the Death Benefit Option do not require additional evidence of insurability.

ACCELERATED BENEFIT

     Under certain circumstances, the Accelerated Benefit allows a Policy owner to accelerate benefits from the Policy that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state and your registered representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Policy.

     Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months, as certified by a physician.

     The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be in a lump sum to the Policy owner. Limitations, as described in the Accelerated Benefit Rider, may apply.

     A lien will be established against the Policy for the amount of the Accelerated Benefit plus the administrative charge, plus interest on the lien. Any proceeds from the Policy will be first used to repay this lien. The Policy owner's access to the Cash Value will be reduced by the amount of the lien. The proceeds payable to the beneficiary will be reduced by the amount of the lien.

     The administrative charge will not exceed $300 and will be assessed at the time the benefit is accelerated.

     The premium payable on the Policy will not be affected by the Accelerated Benefit.

     Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or State income tax. A competent tax adviser should be consulted for further information.

     The above information is not intended to be a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit are set forth in the Rider and should be referred to in order to fully ascertain its benefits and limitations.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY

     To apply for a Policy, an individual must complete an application and personally deliver it to our licensed agent. The minimum Face Amount is currently $25,000, but we reserve the right to specify a different minimum Face Amount in the future for issuing a new Policy. We will generally only issue a Policy to an applicant Age 75 or less who supplies evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

     SPONSORED MARKET PLANS. Policies may be purchased under sponsored arrangements where permitted by state law. A "sponsored arrangement" includes an arrangement where an employer permits group solicitation of its employees or an association permits group solicitations of its members for the purchase of Policies on an individual basis.

     All participants in sponsored arrangements are individually underwritten. Persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the Policy.

     COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date of any medical examination required by our underwriting procedures. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting approval.

     If you authorize premiums to be paid by government allotment, the Issue Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed Account on the Valuation Date next following the Issue Date.

     MINIMUM INITIAL PREMIUM. The minimum initial premium is three Minimum Monthly Premiums. See "Death Benefit Guarantee." If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Minimum Monthly Premium together with the required authorization forms. The Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.

     CREDITING NET PREMIUMS. We will credit Net Premiums to the Sub-Accounts of the Variable Account and to the Fixed Account (except for policies issued in New Jersey) on the basis of the applicant's allocation on the latest of the following dates:

     *    The Valuation Date following the date of underwriting approval.

     *    The Valuation Date on or next following the Policy Date.

     * The Valuation Date on or next following the date we have received at least the required minimum initial premium payment.

     * In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.

     Until the date on which Net Premiums are credited as described above, premium payments will be held in our General Account. No interest will be earned on these premium payments during this period of time.

     REFUNDING PREMIUM. We will return all premiums paid without interest if any of the following occur:

     *    We send notice to the applicant that the insurance is declined.

     *    The applicant refuses an offer for an alternative policy.

     * The applicant does not supply required medical exams or tests within 30 days of the date of the application.

     * The applicant returns the Policy under the limited free look right. See "Free Look and Conversion Rights -- Free Look Rights."

ALLOCATION OF PREMIUMS

     You choose the initial allocation of your Net Premiums (your gross premiums less the Premium Expense Charge) to the Fixed Account and the Sub-Accounts of the Variable Account on the application for the Policy. (The Fixed Account is not available for Net Premium allocation under policies issued in New Jersey.) You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The premium allocation may be 100% to the Fixed Account or the Sub-Accounts or divided among the Fixed Account and the Sub-Accounts in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing the Net Premium allocation will not affect the allocation of existing Accumulation Value.

AMOUNT AND TIMING OF PREMIUMS

     The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the Policy will remain in force (including affecting whether the Death Benefit Guarantee is in effect -- see "Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

     * IN MOST CASES, PAYMENT OF CUMULATIVE PREMIUMS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO KEEP THE POLICY IN FORCE DURING AT LEAST THE FIRST SEVERAL POLICY YEARS. SEE "DEATH BENEFIT GUARANTEE."

     *    We may choose not to accept any premium less than $25.00.

     * We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first Policy Year. At our discretion, however, we may waive any of these premium limitations.

     * We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable percentage of Accumulation Value. See "Death Benefit -- Death Benefit Options."

     * In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Federal Internal Revenue Code. If at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitations.

     * If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy. See "Federal Tax Matters -- Policy Proceeds."

PLANNED PERIODIC PREMIUMS

     You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. The Planned Periodic Premiums may be paid annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

     The amount and frequency of your initial Planned Periodic Premium will be shown in the Policy. You may change the Planned Periodic Premium at any time by written request. We may limit the amount of any increase if such an increase would result in planned periodic premiums that are larger than (a) the maximum premium we would accept under the terms of the Amount and Timing of Premium Payments provision in the Policy or (b) the planned periodic premium which would total more than $50,000 per year.

     As mentioned above, the amount and frequency of premium payments will affect Accumulation Value, Cash Surrender Value, and how long the Policy will remain in force. Failure to make any Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

UNSCHEDULED ADDITIONAL PREMIUMS

     Premiums, other than Planned Periodic Premiums, may be paid at any time while the Policy is in force. We may limit the number and amount of these additional payments.

PAYING PREMIUMS BY MAIL

     Planned Periodic Premiums and Unscheduled Additional Premiums may be paid to the Company by mailing them to:

                           ReliaStar Bankers Security Life Insurance Company P.O. Box 802511
                           Chicago, Illinois 60680-2511

DEATH BENEFIT GUARANTEE

     If you meet the requirements described below, we guarantee that we will not lapse the Policy even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. This feature of the Policy is called the "Death Benefit Guarantee." The Death Benefit Guarantee expires at the Insured's Age 65 (or five Policy Years, if longer).

     In  general,  the two most  significant  benefits  from the  Death  Benefit
Guarantee are as follows. First, during the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Policy. See "Policy Lapse and Reinstatement." This occurs because the Surrender Charge usually exceeds the Accumulation Value in these years. In this regard, you should consider that if you request an increase in Face Amount, an additional Surrender Charge would apply for the fifteen years following the increase, which could create a similar possibility of lapse as exists during the early Policy Years. Second, to the extent the Cash Surrender Value declines due to poor investment performance, or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient even in later Policy Years to cover the Monthly Deduction, so that the Death Benefit Guarantee may also be necessary in later Policy Years to avoid lapse of the Policy. THUS, EVEN THOUGH THE POLICY PERMITS PREMIUM PAYMENTS THAT ARE LESS THAN THE MINIMUM MONTHLY PREMIUMS, YOU MAY LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE MINIMUM MONTHLY PREMIUMS.

REQUIREMENTS

     The Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary.

     The requirements for the Death Benefit Guarantee must be satisfied as of each Monthly Anniversary, even though you do not have to pay premiums monthly.

     EXAMPLE: The Policy Date is January 1, 1997. The Minimum Monthly Premium is $100 per month. No Policy loans or partial withdrawals are taken and no Face Amount changes have occurred.

     Case 1.   You  pay  $100  each  month.  The  Death  Benefit   Guarantee  is
               maintained.

     Case 2. You pay $1,000 on January 1, 1997. The $1,000 maintains the Death Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 1997). However, you must pay at least $100 by November 1, 1997 to maintain the Death Benefit Guarantee through November 30, 1997.

     The amount of the initial Minimum Monthly Premium will be determined by us at issuance of the Policy and will be shown in the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the Initial Face Amount.

     The following Policy changes may change the Minimum Monthly Premium:

     * A requested increase or decrease in the Face Amount. See "Death Benefit -- Requested Changes in Face Amount."

     * A change in the Death Benefit Option. See "Death Benefit -- Change in Death Benefit Option."

     * The addition or termination of a Policy rider. See "General Provisions -- Optional Insurance Benefits."

     We will  notify  you in  writing  of any  changes  in the  Minimum  Monthly
Premium.

     If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the premium payment required to maintain it. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate. THE DEATH BENEFIT GUARANTEE CANNOT BE REINSTATED.

     Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement."

ACCUMULATION VALUE

     The Accumulation Value of the Policy (that is, the total value attributable to a specific Policy in the Variable Account and the Fixed Account) is equal to the sum of the Variable Accumulation Value (the amount attributable to the Variable Account) plus the Fixed Accumulation Value (the amount attributable to the Fixed Account). The Accumulation Value should be distinguished from the Cash Surrender Value that would actually be paid to you upon total surrender of the Policy, which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender." The Accumulation Value should also be distinguished from the Cash Value, which determines the amount available for Policy loans, and is the Accumulation Value less any Surrender Charge. See "Policy Loans."

     The Variable Accumulation Value will increase or decrease to reflect the investment performance of the Funds in which Sub-Accounts of the Variable Account have been invested. The Variable Accumulation Value will also be increased by (a) any Net Premiums credited to the Variable Account and (b) any transfers from the Fixed Account. The Variable Accumulation Value will also be reduced by (a) the Monthly Deduction attributable to the Variable Account, (b) partial withdrawals from the Variable Account, (c) any transfer and partial withdrawal charges attributable to the Variable Account, and (d) any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred from the Variable Account to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Variable Accumulation Value will generally vary daily.

     The Fixed Accumulation Value will be increased by (a) any Net Premiums credited to it in the Fixed Account, (b) any interest credited to it in the Fixed Account (determined at our discretion, but guaranteed not to be less than 4%), and (c) any amounts transferred from the Variable Account to it in the Fixed Account (including amounts transferred to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Fixed Accumulation Value will be reduced by (a) the Monthly Deduction attributable to it in the Fixed Account,
(b) partial withdrawals from it in the Fixed Account, (c) any transfer and partial withdrawal charges attributable to the Fixed Account, and (d) any amounts transferred from the Fixed Account to the Variable Account.

     For a detailed discussion of the calculation of Accumulation Value, see Appendix B. An illustration of various Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits, assuming different levels of premium payments and various investment returns for selected Ages and Face Amounts, is shown in Appendix C.

DEDUCTIONS AND CHARGES

     Some of these charges are deducted from each premium payment. Certain other charges are deducted monthly from both the Fixed Account and the Variable Account, or from the Variable Account only. A charge is also made for each partial withdrawal and a charge may be made for each transfer.

PREMIUM EXPENSE CHARGE

     We deduct a Premium Expense Charge, which is 5% of each premium payment. The amount remaining after we have deducted the Premium Expense Charge is called the Net Premium. The Net Premium is then credited to the Fixed Account and the Sub-Accounts of the Variable Account according to your allocation.

MONTHLY DEDUCTION

     We deduct the charges described below from the Accumulation Value of the Policy on a monthly basis. The total of these charges is called the Monthly Deduction.

     The Monthly Deduction will be deducted on each Monthly Anniversary from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis depending on their relative Accumulation Values at that time. For purposes of determining these proportions, the Fixed Accumulation Value is reduced by the Loan Amount. Because the cost of insurance portion of the Monthly Deduction can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

     If the  Cash  Surrender  Value  is not  sufficient  to  cover  the  Monthly
Deduction on a Monthly Anniversary and the Death Benefit Guarantee is not in effect, the Policy may lapse. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

     COST OF INSURANCE. We will determine the monthly cost of insurance by multiplying the applicable cost of insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy Month is (a) the Death Benefit at the beginning of the Policy Month divided by
1.004074 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (b) the Accumulation Value immediately before the Monthly Deduction, minus the cost of any rider benefits other than any Waiver of Monthly Deduction rider, for the month. As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the Death Benefit.

     The Rate Class of an Insured may affect the cost of insurance. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in a standard Rate Class will have a lower cost of insurance than an Insured in a Rate Class with higher mortality risks.

     If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the Initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, the Accumulation Value will first be assumed to be part of the Initial Face Amount. If the Accumulation Value is greater than the Initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

     Cost of insurance rates will be based on the sex, Issue Age, Policy Year and Rate Class(es) of the Insured. The actual monthly cost of insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables for smokers or nonsmokers, respectively.

     MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge of $7.50 which is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.


     MONTHLY MORTALITY AND EXPENSE RISK CHARGE. Each month it is currently anticipated that we will deduct this charge at an annual rate of .60 of 1% (.60%) of the Variable Accumulation Value but in no event will it exceed .9 of 1% (.90%).


     OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General Provisions -- Optional Insurance Benefits."

SURRENDER CHARGE

     During the first 15 years the Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a Surrender Charge if you surrender the Policy or the Policy lapses. The maximum Surrender Charge for the Initial Face Amount or any requested increase in Face Amount will be determined on the Policy Date or on the effective date of any requested increase respectively. The Surrender Charge remains level for the first five years in the relevant 15 year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. Thus if the Policy remains in force during the entire relevant 15-year period, you do not pay the Surrender Charge. The Surrender Charge will vary depending on the Age of the Insured, the sex of the Insured, and the Rate Class of the Insured (on the Policy Date or on the effective date of an increase in Face Amount).

     The Surrender Charge for the Initial Face Amount or any requested increase in Face Amount is determined by multiplying (i) the applicable Surrender Charge per $1,000 Face Amount from Appendix D by (ii) the Initial Face Amount or the Face Amount of the increase, as applicable, and by (iii) the applicable percentage from the Surrender Charge Percentage Table below, and then dividing this amount by 1000. Then the Surrender Charge is reduced by the Premium Related Surrender Charge Reduction.

     The Premium Related Surrender Charge Reduction will apply only to the Surrender Charge for the Initial Face Amount when the cumulative premiums are less than the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction will be zero when the cumulative premiums equal or exceed the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction also will be zero for any requested increase in Face Amount. The Premium Related Surrender Charge Reduction for the Initial Face Amount is calculated by multiplying 70% by the excess of (i) the Surrender Charge Whole Life Premium over (ii) the cumulative premiums. The Surrender Charge Whole Life premium is calculated by multiplying (i) the applicable Surrender Charge Whole Life premium per $1000 of Face Amount from Appendix E by (ii) the Initial Face Amount, and then dividing by 1000.

     EXAMPLE. The following example illustrates how the Surrender Charge is determined. Assume that a male nonsmoker, Age 35 buys a Policy with an initial Face Amount of $100,000 and he surrenders the Policy during the third Policy Year at which time he has paid cumulative premiums of $2,000.

     Based on these assumptions the Surrender Charge will be the result of multiplying (i) $16.20 (from Appendix D for a male nonsmoker Age 35) by (ii) $100,000 (the Initial Face Amount) and by (iii) 100% (the applicable percentage from the Surrender Charge Percentage Table), and then dividing by 1000, which results in a Surrender Charge of $1,620 ($16.20 x $100,000 x 100% / 1000).

     The Surrender Charge Whole Life Premium is determined by multiplying (i) $11.64 (from Appendix E for a male nonsmoker Age 35) by (ii) $100,000 (the Initial Face Amount), and then dividing by 1000, which results in a Surrender Charge Whole Life Premium of $1,164 ($11.64 x $100,000 / 1000). The Surrender Charge Whole Life Premium of $1,164 is less than the cumulative premium of $2,000, so the Premium Related Surrender Charge Reduction is zero.

     The additional Surrender Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above, except that the Premium Related Surrender Charge is zero for requested increases in Face Amount.


                        SURRENDER CHARGE PERCENTAGE TABLE

  IF SURRENDER OR LAPSE OCCURS IN THE LAST     THE FOLLOWING PERCENTAGE OF THE
           MONTH OF POLICY YEAR:*            SURRENDER CHARGE WILL BE PAYABLE:**
           ----------------------            -----------------------------------
                 1 through 5                                 100%
                      6                                      90%
                      7                                      80%
                      8                                      70%
                      9                                      60%
                     10                                      50%
                     11                                      40%
                     12                                      30%
                     13                                      20%
                     14                                      10%
                15 and later                                  0%

*    For requested increases, years are measured from the date of the increase.

** The percentages reduce equally for each Policy Month during the years shown. For example, during the seventh Policy Year, the percentage reduces equally each month from 90% at the end of the sixth Policy Year to 80% at the end of the seventh Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

     Certain charges will be deducted as a percentage of the value of the net assets of the Variable Account to compensate us for certain risks assumed in connection with the Policy. These charges will not be deducted from assets in the Fixed Account.

     TAXES. Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made.

     INVESTMENT  ADVISORY FEE AND OTHER FUND EXPENSES  AFTER  REIMBURSEMENT  (b)
(c). Because the Variable Account purchases shares of the Funds, the net asset value of the investments of the Variable Account will reflect the investment advisory fees and other expenses incurred by the Funds. Set forth below is information provided by each Fund on its total 1996 annual expenses as a percentage of the Fund's average net assets. For more information concerning these expenses, see the prospectuses for the Funds that accompany this Prospectus.


                                                                                           TOTAL INVESTMENT
                                                           MANAGEMENT          OTHER          FUND ANNUAL
                                                              FEES           EXPENSES          EXPENSES
                                                              ----           --------          --------
VIP Money Market Portfolio....................................0.21%             0.09%            0.30%
VIP High Income Portfolio ....................................0.59%             0.12%            0.71%
VIP Equity-Income Portfolio (a)...............................0.51%             0.07%            0.58%
VIP Growth Portfolio (a)......................................0.61%             0.08%            0.69%
VIP II Investment Grade Bond Portfolio........................0.45%             0.13%            0.58%
VIP II Index 500 Portfolio (b)................................0.13%             0.15%            0.28%
VIP II Contrafund Portfolio (a)...............................0.61%             0.13%            0.74%

Northstar Income and Growth Fund (c)..........................0.75%             0.05%            0.80%
Northstar Multi-Sector Bond Fund (c)..........................0.75%             0.05%            0.80%

Putnam VT Diversified Income Fund.............................0.70%             0.13%            0.83%
Putnam VT Growth and Income Fund..............................0.49%             0.05%            0.54%
Putnam VT Voyager Fund........................................0.57%             0.06%            0.63%


(a) During 1996, a portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been .56% for Equity Income Portfolio, .67% for Growth Portfolio, and .71% for Contrafund Portfolio. For more information on the funds' Management Fees and Expenses, see the prospectus for the Fund.

(b) During 1996, the investment adviser to the Index 500 Portfolio reimbursed a portion of the fund's expenses. Without the reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15%, and .43%, respectively. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement. For more information on the fund's Management Fees and Expenses, see the prospectus for the Fund.

(c) The investment adviser to the Northstar Variable Trust has agreed to reimburse the two Northstar Funds for any expenses in excess of 0.80% of each Fund's average daily net assets. In the absence of the investment adviser's expense reimbursements, the actual expenses that would have been paid by each Fund during its fiscal year ended December 31, 1996 would have been 1.40% for Income and Growth Fund and 1.68% for Multi-Sector Bond Fund. Expense reimbursement is voluntary. There is no assurance of ongoing reimbursement.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES

     We currently make no charge for transfers. We currently charge $10.00 for each partial withdrawal. The charge for transfers is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. The charge for partial withdrawals is guaranteed not to exceed $25.00 for the duration of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of conversion rights.

REDUCTION OF CHARGES

     Any of the charges under the Policy, as well as the minimum Face Amount set forth in this Prospectus, may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyholders or those of affiliated insurance companies, or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike traditional life insurance policies, the failure to make a Planned Periodic Premium will not by itself cause the Policy to lapse. If the Death Benefit Guarantee is not in effect, the Policy will lapse if, as of any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due, and a grace period of 61 days expires without a sufficient premium payment. A sufficient premium payment is any premium payment such that the Net Premium is larger than the sum of 1 + 2 where 1 is the amount by which the Accumulation Value is less than the Surrender Charge as of the beginning of the grace period and 2 is the sum of past due Monthly Deductions.

     During the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain the Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee."

     The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value is less than the Monthly Deduction due. Our written notice to you will indicate the amount of the payment required to avoid lapse. Failure to make a sufficient premium payment within the grace period will result in lapse of the Policy without value.

     If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid Monthly Deductions.

     If the Death Benefit Guarantee is in effect, we will not lapse the Policy. See "Death Benefit Guarantee."

     REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force. You may reinstate a lapsed Policy by written request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

     To reinstate the Policy and any riders you must submit evidence of insurability satisfactory to us and you must pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

     The Death Benefit Guarantee cannot be reinstated. See "Death Benefit Guarantee."

SURRENDER BENEFITS

     Subject to certain limitations, you may make a total surrender of the Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a written request. The amount available for a total surrender or partial withdrawal will be determined at the end of the Valuation Period during which your written request is received. Any amounts payable from the Variable Account upon total surrender or partial withdrawal will generally be paid within seven days of receipt of your written request. Postponement of payments may, however, occur in certain circumstances. See "General Provisions -- Postponement of Payments."

TOTAL SURRENDER

     By making a written request, you may surrender the Policy at any time for its Cash Surrender Value. The Cash Surrender Value is the Accumulation Value of the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly Deductions. If the Cash Surrender Value at the time of a surrender exceeds $25,000, the written request must include a Signature Guarantee. An illustration of Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts, is shown in Appendix C.

PARTIAL WITHDRAWAL

     After the first Policy Year, you may also withdraw part of the Policy's Cash Surrender Value by sending us a written request. If the amount being withdrawn exceeds $25,000, the written request must include a Signature Guarantee. Only one partial withdrawal is allowed in any Policy Year. We currently make a $10.00 charge for each partial withdrawal. This charge is guaranteed not to exceed $25.00 for each partial withdrawal. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." The amount of any partial withdrawal must be at least $500 and, during the first 15 Policy Years, may not be more than 20% of the Cash Surrender Value on the date we receive your written request.

     Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis based upon the Accumulation Value. These proportions will be determined at the end of the Valuation Period during which your written request is received. For purposes of determining these proportions, any outstanding Loan Amount is first subtracted from the Fixed Accumulation Value.

     EFFECT OF PARTIAL WITHDRAWALS. The Accumulation Value will be reduced by the amount of any partial withdrawal. The Death Benefit will also be reduced by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"), by an amount equal to the corridor percentage times the amount of the partial withdrawal.

     If the Level Amount Option is in effect, the Face Amount will be reduced by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

     (a)  The Face Amount provided by the most recent increase;

     (b)  The next most recent increases successively; and

     (c)  The Face Amount when the policy was issued.

     (This assumption also applies to requested decreases in Face Amount -- see "Death Benefit -- Requested Changes in Face Amount.") Thus, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the Policy. See "Death Benefit -- Requested Changes in Face Amount", "Deductions and Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection."

     We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount (currently $25,000).

     If the Variable Amount Option is in effect, a partial withdrawal does not affect the Face Amount.

     A partial withdrawal may also cause the termination of the Death Benefit Guarantee because the amount of the partial withdrawal is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee.

     Like partial withdrawals, Policy loans are a means of withdrawing funds from the Policy. See "Policy Loans." A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan. See "Federal Tax Matters -- Policy Proceeds."

TRANSFERS

     You may transfer all or part of the Variable Accumulation Value between the Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose. (Transfers to or from the Fixed Account are not available for Policies issued in New Jersey.) Transfer requests must be in writing unless you have completed a telephone/fax transfer authorization form. You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or Portfolio Rebalancing services as described below.

     To transfer all or part of the Variable Accumulation Value from a Sub-Account, Accumulation Units are redeemed and their values are reinvested in other Sub-Accounts, or the Fixed Account, as directed in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (i) you have requested the Portfolio Rebalancing service, or (ii) you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights."

     Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions: (i) your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year, and only one transfer is permitted during this period, (ii) the Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount, (iii) no more than 50% of the Fixed Accumulation Value, less any Loan Amount, may be transferred unless the balance, after the transfer, would be less than $1,000, in which event the full Fixed Accumulation Value, less any Loan Amount, may be transferred, and (iv) you must transfer at least the lesser of $500 or the total Fixed Accumulation Value, less any Loan Amount. See Appendix A. Some of these restrictions may be waived for transfers due to the Portfolio Rebalancing service.

     TELEPHONE/FAX TRANSFER REQUESTS. You may request a transfer by telephone/fax on any Valuation Date after you complete a telephone/fax transfer authorization form. If you elect to complete the authorization form, you agree that we will not be liable for any loss, liability, cost or expense when we act in accordance with the telephone/fax transfer instructions that are received and, if by telephone, are recorded on voice recording equipment. If a telephone/fax transfer request is later determined not to have been made by you or was made without your authorization, and loss results from such unauthorized transfer, you bear the risk of this loss. Any requests via fax are considered telephone requests and are bound by the conditions in the telephone/fax transfer authorization form you sign. Any fax request should include your name, daytime telephone number, Policy number and the names of the Sub-Accounts from which and to which money will be transferred and the allocation percentage. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone/fax instructions, providing written confirmation of such instructions, and/or tape recording telephone instructions.

     DOLLAR COST AVERAGING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. No transfers from the Fixed Account are permitted under this service. Transfers of this type may be made on a monthly, quarterly, semi-annual, or annual basis. This service is intended to allow you to use "Dollar Cost Averaging", a long term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Dollar Cost Averaging service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     If you are using the Dollar Cost Averaging service, this service will be discontinued immediately (i) on receipt of any request to begin a Portfolio Rebalancing service, (ii) if the Policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled, or (iii) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.

     We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.

     PORTFOLIO REBALANCING SERVICE. You may request this service if your Face Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable Account and the Fixed Account; your allocation of future Net Premium payments will also be changed to be equal to this specified percentage allocation. Transfers made under this service may be made on a quarterly, semi-annual, or annual basis. This service is intended to maintain the allocation you have selected consistent with your personal objectives.

     The Accumulation Value in each Sub-Account of the Variable Account and the Fixed Account will grow or decline at different rates over time. Portfolio Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     If you are using the Portfolio Rebalancing service, this service will be discontinued immediately (i) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Account of the Variable Account, (ii) on receipt of any request to begin a Dollar Cost Averaging service, (iii) upon receipt of any request to transfer Accumulation Value among the Fixed Account or Sub-Accounts, or (iv) if the policy is in the grace period or the Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

     We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners.

     TRANSFER LIMITS. We currently allow 12 transfers in a Policy Year. We reserve the right to limit you to no more than 12 transfers per Policy Year. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on number of transfers.

     TRANSFER CHARGES. While there is currently no charge imposed on a transfer we reserve the right to make a charge not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." In no event, however, will any charge be imposed in connection with the exercise of a conversion right or transfers occurring as the result of Policy Loans. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction.

POLICY LOANS

     GENERAL. As long as the Policy remains in effect, you may borrow money from us at any time after the first Policy Year using the Policy as security for the loan. You may not borrow at any time more than the Loan Value of the Policy, which is equal to the Cash Value less the existing Loan Amount. Each Policy loan must be at least $500.

     Loan requests may be made in writing or by telephoning us on any Valuation Date. Any loan request in excess of $25,000 will require a Signature Guarantee and telephone loan requests cannot exceed $10,000. No election form is currently required to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

     Policy loans have priority over the claims of any assignee or other person. A Policy loan may be repaid in whole or in part at any time while the Insured is living.

     The loan proceeds will normally be paid to you within seven days after we receive your request. Payment of loan proceeds to you may be postponed under certain circumstances. See "General Provisions -- Postponement of Payments."

     When you make a payment on a Policy loan, you must tell us that you are making a loan payment; otherwise, we will treat it as a premium payment and it will be subject to the Premium Expense Charge. See "Deductions and Charges -
Premium Expense Charge." We reserve the right to treat a loan payment as a premium payment if doing so will prevent your policy from lapsing or prevent borrowing from your policy to pay premiums.

     The total of your outstanding Policy loans including unpaid interest due thereon is called the "Loan Amount."

     IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, an amount equal to the Policy loan (which includes interest payable in advance) will be segregated within the Accumulation Value of your Policy and held in the Fixed Account as security for the loan (this includes loans taken on policies issued in New Jersey). As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. The amount segregated in the Fixed Account as security for the Policy loan will be included as part of the Fixed Accumulation Value under the Policy, but will (as described below) be credited with interest on a basis different from other amounts in the Fixed Account.

     Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the Variable Accumulation Value (with the proportions being determined as described below). Assets equal to the portion of the Policy loan coming from the Variable Accumulation Value will be transferred from the Sub-Accounts of the Variable Account to the Fixed Account, THEREBY REDUCING THE ACCUMULATION VALUE HELD IN THE SUB-ACCOUNTS. These transfers are not treated as transfers for the purposes of the transfer charge or the limit on the number of transfers.

     ILLUSTRATION OF DETERMINATION OF PROPORTIONS. The segregated amount that will be security for a Policy loan will come from the Fixed Accumulation Value and the Variable Accumulation Value in the same proportion that the sum of (a) the Policy's Fixed Accumulation Value, less any existing Loan Amount, and (b) the Policy's Variable Accumulation Value, bear to the Policy's total Accumulation Value less any existing Loan Amount (determined, in each case, at the end of the Valuation Period during which your request is received).

     This can be illustrated as follows. Assume that the Fixed Accumulation Value is $5,000 and the Variable Accumulation Value is $6,000, with Sub-Account XXX = $2,000, and Sub-Account YYY = $4,000. Assume that the existing Loan Amount is $1,000, and the new Policy loan request is $5,000. For purposes of determining the proportions, we first subtract the existing Loan Amount from the Fixed Accumulation Value, and then we add the Variable Accumulation Value, which in our example would be ($5,000 - $1,000) + $6,000 = $10,000. The proportionate percentages of the Policy loan coming from the Fixed Accumulation Value and the Variable Accumulation Value are then determined as a percentage of this total, which would be $4,000/$10,000 = 40% from the Fixed Accumulation Value, and $6,000/$10,000 = 60% from the Variable Accumulation Value. The percentage deducted from the Variable Accumulation Value would be distributed as follows:
$2,000/$10,000  = 20%  from  Sub-Account  XXX;  and  $4,000/$10,000  = 40%  from
Sub-Account YYY. The actual amounts coming from the various Accounts in connection with the new $5,000 Policy loan would be 40% X $5,000 = $2,000 from the Fixed Account; 20% X $5,000 = $1,000 from Sub-Account XXX; and 40% X $5,000 = $2,000 from Sub-Account YYY.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. All amounts held in the Fixed Account as security for Policy loans (that is, the Loan Amount) will only be credited with interest at an effective annual rate currently equal to 4.00%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE AMOUNTS. On the Policy Anniversary, any interest credited on these amounts will be credited to the Fixed Account and the Variable Account according to the premium allocation then in effect. See "Payment and Allocation of Premiums -- Allocation of Premiums."

     Although Policy loans may be repaid in whole or in part at any time before the Insured's Age 95, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value (see "Death Benefit -- Death Benefit
Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

     EFFECT ON POLICY COVERAGE. If, on any Monthly Anniversary, the Loan Amount is greater than the Accumulation Value less the then applicable Surrender Charge, we will notify you. If we do not receive sufficient payment within 61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See "Policy Lapse and Reinstatement."

     A Policy loan may also cause termination of the Death Benefit Guarantee, because the Loan Amount is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee."

     Proceeds payable upon the death of the Insured will be reduced by any Loan Amount.

     INTEREST. The interest rate charged on Policy loans will be an annual rate of 5.66%, payable in advance. After the tenth Policy Year, we will charge interest at an annual rate of 3.85%, payable in advance, on that portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid and all partial withdrawals. Any excess of this amount will be charged interest at the annual rate of 5.66%.

     Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter (for that entire Policy Year). If interest is not paid when due, it will be deducted from the Cash Surrender Value as an additional Policy loan (see "Immediate Effect of Policy Loans" above) and will be added to the existing Loan Amount.

     Because we charge interest in advance, any interest that we have not earned will be refunded to you upon lapse or surrender of the Policy or repayment of the Policy Loan.

     REPAYMENT OF LOAN AMOUNT. The Loan Amount may be repaid any time while the Insured is living. See "General Provisions --Benefits at Age 95." If not repaid, the Loan Amount will be deducted by us from any amount payable under the Policy. As described above, unless you provide us with notice to the contrary, any payments on the Policy will generally be treated as premium payments, which are subject to the Premium Expense Charge, rather than repayments on the Loan Amount. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable Account according to your current premium allocation.

     TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Policy Proceeds."

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS

     The Policy provides for an initial free look period during which you have a right to return the Policy for cancellation and receive a refund of all premiums paid. You must return the Policy to us or your agent and ask us to cancel the Policy by midnight of the 20th day after receiving it.

CONVERSION RIGHTS

     During the first two Policy Years and the first two years following a requested increase in Face Amount, we provide you with an option to convert the Policy or any requested increase in Face Amount to a life insurance policy under which the benefits do not vary with the investment experience of the Variable Account. For policies issued in all states, except Connecticut and New Jersey, this option is made available by permitting you to transfer all or a part of your Variable Accumulation Value to the Fixed Account. For policies issued in Connecticut and New Jersey, you may exchange this Policy for a different permanent fixed benefit life insurance policy that is offered by us in those states. The two conversion right options are discussed below.

     GENERAL OPTION. In all states except Connecticut and New Jersey, you may exercise your conversion right by transferring all or any part of your Variable Accumulation Value to the Fixed Account. If, at any time during the first two Policy Years or the first two years following a requested increase in Face Amount, you request transfer from the Variable Account to the Fixed Account and indicate that you are making the transfer in exercise of your conversion right, the transfer will not be subject to the transfer charge and will not count against the limit on the number of transfers. At the time of such transfer, there is no effect on the Policy's Death Benefit. Face Amount, net amount at risk, Rate Class(es) or Issue Age -- only the method of funding the Accumulation Value under the Policy will be affected. See "Death Benefit", "Accumulation Value" and Appendix A, "The Fixed Account."

     If you transfer all of the Variable Accumulation Value from the Variable Account to the Fixed Account and indicate that you are making this transfer in exercise of your Conversion Right, we will automatically credit all future premium payments on the policy to the Fixed Account unless you request a different allocation.

     CONNECTICUT AND NEW JERSEY. During the first two policy years and during the first 24 months following a requested increase in Face Amount, you may convert the Policy or the Face Amount increase to any fixed benefit whole life insurance policy offered by us. No evidence of insurability will be required for the conversion. In order to convert to a new policy, we must receive a written conversion request; if the entire Policy is being converted, the Policy must be surrendered to us; the conversion must be made while the Policy is in force; and any outstanding Loan Amount must be repaid.

     The new policy will have the same Issue Age and premium class as the Policy. If the entire Policy is being converted, the effective date of the conversion will be the date on which we receive both your written conversion request and the Policy. If you are converting a Face Amount increase, the effective date of the conversion will be the date on which we receive your written conversion request.

     On the effective date of the conversion, the new policy will have, at your option, either:

     (a) A death benefit which is equal to the Death Benefit of the Policy on the effective date of the conversion, or in the case of a Face Amount increase, a death benefit equal to the increase in Face Amount; or

     (b) A net amount at risk which equals the Death Benefit of the Policy on the effective date of the conversion, less the Accumulation Value on that date, or in the case of a Face Amount increase, a net amount at risk which equals the Face Amount increase on the effective date of conversion less the Accumulation Value on that date which is considered to be part of the Face Amount increase.

     The conversion will be subject to an equitable adjustment in payments and Policy values to reflect variances, if any, in the payments and Policy values under the Policy and the new policy. An additional premium payment may be required. The new Policy's provisions and charges will be the same as those that would have been in effect had the new Policy been issued on the Policy Date.

INVESTMENTS OF THE VARIABLE ACCOUNT

     There are currently twelve investment alternatives available under the Variable Account. Fidelity Management & Research Company is the investment adviser for the four portfolios of VIP and the three portfolios of VIP II. Northstar Investment Management Corporation is the investment adviser of the two Northstar Funds. Putnam Management is the investment adviser for the three funds of Putnam Variable Trust.

     We reserve the right to establish additional Sub-Accounts of the Variable Account, each of which could invest in a new Fund with a specified investment objective. The Variable Account would then consist of more than the current twelve investment options. You would only be permitted, however, to participate in a total of seventeen investment options over the lifetime of your Policy. You would not have to choose your investment options in advance, but upon participation in the seventeenth Fund since the issue of the Policy you would only be able to transfer within the seventeen Funds already utilized and which are still available.

     The Company or its affiliates may receive compensation from an affiliate or affiliates of certain of the Funds based upon an annual percentage of the average net assets held in that Fund by the Company and by certain of the Company's insurance company affiliates. These amounts are intended to compensate the Company or the Company's affiliates for administrative, record keeping, distribution, and other services provided by the Company and its affiliates to Funds and/or the Funds' affiliates. Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders.

     The company recently has entered into agreements with Fidelity Investments Institutional Operations Company and Fidelity Distributors Corporation which provide that, assuming aggregated net asset goals are met, the Company or its affiliates will receive a quarterly payment for administrative, record keeping, and distribution services provided by the Company or such affiliates in connection with the sale and servicing of certain of the Fidelity VIP and VIP II Funds.

     The Funds currently offered are described below. A brief summary of investment objectives is contained in the description of each Fund. In addition, you should read the prospectuses of the Funds, which are combined with this prospectus, for more detailed information and particularly, a more thorough explanation of investment objectives, because several of the Funds and portfolios may have objectives that are quite similar. There is no assurance that any Fund will achieve its investment objective(s). There is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

     The Fund shares may be available to fund benefits under both variable annuity and variable life contracts and policies. This could, in the future, result in an irreconcilable conflict between the interests of the holders of the different types of variable contracts. The Funds have advised us that they will monitor for such conflicts and will promptly provide us with information regarding any such conflicts should they arise or become imminent and we will promptly advise the Funds if we become aware of any such conflicts. If any such material irreconcilable conflict arises we will arrange to eliminate and remedy such conflict up to and including establishing a new management investment company and segregating the assets underlying the variable policies and contracts at no cost to the holders of the policies and contracts. For a brief explanation of the conflicts that may be involved in such situations, refer to the section entitled "FMR and Its Affiliates" in the VIP and VIP II Prospectuses and the section entitled "Sales and Redemptions" in the Putnam Variable Trust Prospectus.

     The Funds described below distribute dividends and capital gains. However, distributions are automatically reinvested in additional Fund shares, at net asset value. The Sub-Account receives the distributions which are then reflected in the Unit Value of that Sub-Account. See "Accumulation Value."

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIP)

     VIP is a mutual fund trust currently including five investment portfolios, each with a different investment objective. Presently, the following four portfolios are available within this Policy.

     MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers. An investment in the portfolio is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will maintain a stable net asset value per share of $1.00.

     HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (sometimes referred to as "junk bonds"), while also considering growth of capital. Lower-rated fixed-income securities are considered speculative and involve greater risk of default than higher-rated fixed-income securities and are more sensitive to the issuer's capacity to pay. Consult the VIP Prospectus for further information on the risks associated with the portfolio's investment in lower-rated fixed-income securities.

     EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

     VIP II is a mutual fund trust currently including five investment portfolios, each with a different investment objective. Presently, the following three portfolios are available within this Policy.

     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

     INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The portfolio is designed as a long-term investment option.

     CONTRAFUND PORTFOLIO seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public. The portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

NORTHSTAR VARIABLE TRUST (NORTHSTAR)

     Northstar is a diversified management investment company currently offering four investment funds, each with a different investment objective. The following two Northstar Funds are available under this Policy.

     NORTHSTAR INCOME AND GROWTH FUND is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. This Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and capital appreciation. Wilson/Bennett Capital Management, Inc. ("Wilson/Bennett") is the sub-adviser to this Fund and is responsible for the day-to-day investment management of the Fund, subject to the supervision of the investment adviser and the Trustees of the Fund. All fees and expenses of the subadvisory arrangement are borne by the investment adviser.

     NORTHSTAR MULTI-SECTOR BOND FUND is a diversified portfolio with an investment objective of maximizing current income. This Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;
(b) investment grade corporate debt securities; (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield _ high risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment.

PUTNAM VARIABLE TRUST

     Putnam  Variable  Trust  is  a  mutual  fund  currently   offering  sixteen
investment funds, each with a different investment objective. Presently, only the following three funds are available under this Policy.

     PUTNAM VT DIVERSIFIED INCOME FUND seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government Sector, a High Yield Sector (which invests primarily in securities that are commonly known as "junk bonds") and an International Sector. Consult the Putnam Variable Trust Prospectus for further information on the risks associated with this Fund's investments in high-yield higher-risk fixed income securities.

     PUTNAM VT GROWTH AND INCOME FUND seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

     PUTNAM VT VOYAGER FUND seeks capital appreciation primarily from a portfolio of common stocks that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law and, if required, approval by the Insurance Department, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable Account without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities of other Funds or classes of policies, or from permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners.

     We also reserve the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. New Sub-
Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policy owners on a basis to be determined by us. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. You may transfer the portion of the Accumulation Value affected without payment of a Transfer Charge. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with our other separate accounts.

VOTING RIGHTS

     You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

     * The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

     *    The assets of the Variable Account are invested in Fund shares.

     If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the Fund shares at our discretion.

     All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, selected by us, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

     Any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, will be voted by us in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund, and will be voted in the same manner as are the respective account's votes.

     Owning the Policy does not give you the right to vote at meetings of our stockholders.

     DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on the Variable Account in that the proposed investment policy for a Fund may result in speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to owners.

GENERAL PROVISIONS

BENEFITS AT AGE 95


     If the Insured is living at Age 95 and the Policy is in force, the Cash Surrender Value of the Policy will automatically be applied to purchase single premium paid-up life insurance, unless you notify us in writing on or before the Insured's attained Age 95 that the Cash Surrender Value should be paid in cash. While the Cash Surrender Value of the new paid-up policy will be the same as this Policy, the face amount of the new policy will be whatever the single premium will purchase.


OWNERSHIP

     While the Insured is alive, subject to the Policy's provisions you may:

     *    Change the amount and frequency of premium payments.

     *    Change the allocation of premiums.

     *    Change the Death Benefit Option.

     *    Change the Face Amount.

     *    Make transfers between accounts.

     *    Surrender the Policy for cash.

     *    Make a partial withdrawal for cash.

     *    Receive a cash loan.

     *    Assign the Policy as collateral.

     *    Change the beneficiary.

     *    Transfer ownership of the Policy.

     *    Enjoy any other rights the Policy allows.

PROCEEDS

     At the Insured's death, the proceeds payable include the Death Benefit then in force:

     * Plus any additional amounts provided by rider on the life of the Insured;

     *    Plus any Policy loan interest that we have collected but not earned;

     *    Minus any Loan Amount; and

     *    Minus any unpaid Monthly Deductions.

BENEFICIARY

     You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by written request. If no beneficiary is surviving when the Insured dies, the Death Benefit will be paid to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS

     Payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal, or loans will generally be made within seven days after we receive all the documents required for the payments.

     We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (i) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or trading on the New York Stock Exchange is restricted by the SEC, (ii) the SEC by order permits postponement for the protection of Policyholders, or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocation to and against any Sub-Account of the Variable Account may also be postponed under these circumstances.

     Any of the payments described above which are made from the Fixed Account may be delayed up to six months from the date we receive the documents required. We will pay interest at the same rate we are currently paying on proceeds at death from the date of the request to the date of payment if we delay payment more than 10 days. No additional interest will be credited to any delayed payments. The time a payment from the Fixed Account may be delayed and the rate of interest paid on such amounts may vary among states.

SETTLEMENT OPTIONS

     Settlement Options are ways you can choose to have the Policy's proceeds paid. These options apply to proceeds paid:

     *    At the Insured's death.

     *    On total surrender of the Policy.


     The proceeds are paid to one or more payees. The proceeds may be paid in a lump sum or may be applied to one of the following Settlement Options. Proceeds will be paid in one sum unless one or more Options are requested. A combination of options may be used. At least $2,500 must be applied to any option for each payee under that option. Under an installment Option, each payment must be at least $25.00. We may adjust the interval between payments to make each payment at least $25.00.


     Proceeds applied to any Option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

     Option 1 -- Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

     Option 2 -- Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

     Option 3 -- Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

     Option 4 -- The proceeds provide an annuity payment with a specified number of months "certain." The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

     Option 5 -- The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

     Option 6 -- The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We do not apply this Option if a similar option would be more favorable to the payee at that time.

     INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

     In determining amounts to be paid under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors.

INCONTESTABILITY

     After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy has lapsed.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase.

     If the Policy is reinstated, the contestable period is measured from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX

     If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE

     If the Insured commits suicide within two years of the Policy's Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide, whether sane or insane, within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

TERMINATION

     The Policy terminates when any of the following occurs:

     *    The Policy lapses. See "Policy Lapse and Reinstatement."

     *    The Insured dies.

     *    The Policy is surrendered for its Cash Surrender Value.

     * The Policy is amended according to the amendment provision described below and you do not accept the amendment.

AMENDMENT

     We reserve the right to amend the Policy, subject to the approval of the Insurance Department, in order to include any future changes relating to the following:

     *    Any SEC rulings and regulations.

     * The Policy's qualification for treatment as a life insurance policy under the following:
          - The Internal Revenue Code of 1986, as amended.
          - Internal Revenue Service rulings and regulations.
          - Any requirements imposed by the Internal Revenue Service.

REPORTS

     ANNUAL STATEMENT. We will send you an Annual Statement once each year free of charge, showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender Value, Loan Amount, premiums paid, Planned Periodic Premiums, interest credits, partial withdrawals, transfers, and charges since the last statement.

     Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional Annual Statement you request.

     PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned Periodic Premiums you specify, the Accumulation Value of your Policy at the end of the prior Policy Year, and any other assumptions specified by you or us (subject to any SEC limitations). We may make a charge not to exceed $50.00 for each Projection Report you request.

DIVIDENDS

     The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

     The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily Unit Value.

COLLATERAL ASSIGNMENT

     You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice.

OPTIONAL INSURANCE BENEFITS

     The Policy can include additional benefits, in the form of riders to the Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders:

     ACCELERATED BENEFIT RIDER. Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. This Rider may not be available in all states. Ask your registered representative about the availability of this Rider in your state. See "Accelerated Benefit Rider."

     ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the Insured dies from an accidental injury.

     ADDITIONAL INSURED RIDER. Provides a 10 year, guaranteed level premium and level term coverage for the Insured, the Insured's spouse, or a child of the Insured.

     WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is waived while the Insured is totally disabled under the terms of the rider.

     CHILDREN'S INSURANCE RIDER. Provides up to $10,000 of term life insurance on the life of each of the Insured's children.

     COST OF LIVING INCREASE RIDER. Provides optional increases in Face Amount on the life of the Insured every two years based on the cost of living without evidence of insurability.

     WAIVER OF SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider. This rider may not be available in all states. Ask your registered representative about the availability of this rider in your state.

FEDERAL TAX MATTERS

     The following discussion is not intended to be a complete description of the tax status of the Policies. Rather, it provides information about how we believe the tax laws apply in the most commonly occurring circumstances. The tax treatment of certain aspects of the Policies, such as surrenders and partial withdrawals, is uncertain or may be changed by regulations adopted in the future. For these reasons, Policy owners are advised to consult with their own tax advisers with regard to the tax implications of the Policies.

POLICY PROCEEDS

     GENERAL. The Policy should qualify as a life insurance contract as long as it satisfies certain definitional tests under Section 7702 and 817(d) of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under section 817(h) of the Code (see "Diversification Requirements"). Section 7702 of the Code provides that the Policy will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Policy under Section 7702 depends in part upon the Death Benefit payable under the Policy at any time. To the extent a change in the Policy, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Policy not to qualify, we will not make the change. Also, if at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. See "Payment and Allocation of Premiums -- Amount and Timing of Premiums."

     MODIFIED ENDOWMENT CONTRACTS. In 1988 Congress created a new classification of life insurance policies known as "Modified Endowment Contracts." Policy loans, partial surrenders and partial withdrawals of cash from a policy which is classified as a Modified Endowment Contract are taxable as ordinary income to the Policy owner. Additionally, taxable distributions, if made before the Policy owner is 591/2, are subject to a Federal income tax penalty of 10%.

     Modified Endowment Contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy.

     DIVERSIFICATION REQUIREMENTS. Flexible premium variable life insurance policies such as these Policies will be treated as life insurance contracts under the Code as long as the separate accounts funding them are "adequately diversified" under section 817(h) of the Code and regulations issued by the Treasury Department. If the Variable Account is determined to be not adequately diversified, Policy owners in the Variable Account will be treated as the owners of the underlying assets and thus currently taxable on earnings and gains. The investment adviser of the respective mutual fund investment options has responsibility for maintaining the investment diversification required under the Code.

     DEATH BENEFITS. The Death Benefit proceeds payable under either the Level Amount Option or the Variable Amount Option will be excludable from the gross income of the beneficiary under Section 101(a) of the Code.

TAXATION OF DISTRIBUTIONS

     SURRENDERS AND PARTIAL WITHDRAWALS. A surrender or lapse of the Policy may have tax consequences. Upon surrender, the owner will not be taxed on the Cash Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any Policy loan will, upon surrender or lapse, be added to the Cash Surrender Value and treated, for this purpose, as if it had been received. The treatment of a preferred loan is unclear; such a loan may be considered a withdrawal instead of an indebtedness of the Policy owner. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A complete surrender of the Policy will, and a partial withdrawal may, under Section 72(e)(5) of the Code, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Withdrawals or partial surrenders generally are not taxable unless the total of such withdrawals exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. During the first 15 policy years, however, an additional amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits. A qualified tax adviser should be consulted regarding the tax consequences of any surrender or partial withdrawal during the first 15 policy years.

     The increase in Accumulation Value of the Policy will not be included in gross income unless and until there is a total surrender or partial withdrawal under the Policy. A complete surrender of the Policy will, and a partial withdrawal may, under Section 72(e)(5) of the Code, be included in your gross income to the extent the distribution exceeds your investment in the Policy.

     The Unemployment Compensation Amendments of 1992 require us to withhold Federal income tax at the rate of 20% on most distributions from qualified plans, unless the distribution is an "eligible rollover distribution" as defined by the Unemployment Compensation Act of 1992 and the Policy owner files a written request with us for a direct rollover to an individual retirement account as described in 408(b) of the Code, or as applicable, to another qualified plan or a Section 403(b) arrangement that accepts rollovers.

     POLICY LOANS. Under Section 72(e)(5) of the Code, loans received under the Policy will be generally recognized as loans for tax purposes and will not be considered to be distributions subject to tax. Pursuant to Section 163 of the Code, interest paid to us with respect to the loan may or may not be deductible, depending upon a number of factors. If the Policy is a Modified Endowment Contract, a Policy loan or assignment of any portion of the Accumulation Value will be taxable in an amount equal to the lesser of the amount of the loan/assignment or the excess of Accumulation Value over the Owner's investment in the Policy. Due to the complexity of these factors, a Policy owner should consult a competent tax adviser as to the deductibility of interest paid on any Policy loans.

     OTHER TAXES. Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary if you or the Insured dies. Any person concerned about the estate implications of the Policy should consult a competent tax adviser.

TAXATION OF POLICIES HELD BY PENSION, CERTAIN DEFERRED COMPENSATION PLANS AND OTHER ARRANGEMENTS

     PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Policies will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

     DEFERRED COMPENSATION PLANS FOR PUBLIC EMPLOYEES AND EMPLOYEES OF TAX EXEMPT ORGANIZATIONS. Section 457 of the Code permits state and local government employers and tax exempt employers to establish deferred compensation plans for eligible employees and independent contractors. Eligible plans limit the amount of compensation which may be deferred. Distribution from eligible plans may occur only upon the death of the employee, attainment of age 701/2, separation from service or in the event of an unforseeable emergency. Amounts deferred may be transferred directly to another eligible deferred compensation plan. The employer will be the Owner and Beneficiary of all policies issued to an eligible plan. Policies are subject to the claims of the employer's general creditors.
Death Benefit proceeds payable to the employer, some or all of which are subsequently paid by the employer to the employee's beneficiary under the plan will not be excludable from gross income under Section 101(a) or Section 101(b) of the Code and will be taxable as ordinary income. An employee has no present legal right or vested interest in such policies; an employee is entitled to distributions only in accordance with eligible plan provisions.

     OTHER ARRANGEMENTS. In addition, the Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangements.

TAXATION OF RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

     We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account.

     We may also incur state and local taxes, in addition to premium taxes, in several states. At present these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

OTHER CONSIDERATIONS

     The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

     The Policy is based on actuarial tables which distinguish between men and women and therefore provide different benefits to men and women of the same Age. Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Supreme Court decision of July 6, 1983 in ARIZONA GOVERNING COMMITTEE V. NORRIS. That decision stated that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Employers and employee organizations should also consider, in consultation with legal counsel, the impact of Title VII generally, and comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Policy may be purchased.

     Because of the NORRIS decision, the charges under the Policy that vary depending on sex may in some cases not vary on the basis of the Insured's sex. Unisex rates to be provided by us will apply, if requested on the application, for tax-qualified plans and those plans where an employer believes that the NORRIS decision applies. In this case, references made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 60% male 40% female blend of the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Last Birthday.

DISTRIBUTION OF THE POLICIES

     We intend to sell the Policies in all jurisdictions where we are licensed. The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.

     The Policies will be distributed by the general distributor, Washington Square Securities, Inc., (WSSI), a Minnesota corporation, which is an affiliate of ours. WSSI is a securities broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. It is primarily a mutual funds dealer and has dealer agreements under which it markets shares of more than 50 mutual funds. It also markets limited partnerships and other tax-sheltered or tax-deferred investments, and acts as general distributor (principal underwriter) for variable annuity products issued by us. The Policies may also be sold through other broker-dealers authorized by WSSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

     Registered representatives who sell the Policies will receive commissions based on a commission schedule. In the first Policy Year, commissions generally will be no more than 50% of the premiums paid up to the annualized Minimum Monthly Premium. In any subsequent Policy Year, commissions generally will be 2% of premiums paid in that year. Corresponding commissions will be paid upon a requested increase in Face Amount. In addition, a commission of .25% of the average monthly Accumulation Value during each Policy Year may be paid. Further, registered representatives may be eligible to receive certain overrides, expense allowances and other benefits based on the amount of earned commissions.


MANAGEMENT
                                                                             PRINCIPAL OCCUPATION
   DIRECTORS AND OFFICERS                                                  AND BUSINESS EXPERIENCE
   ----------------------                                                  -----------------------
Stephen A. Carb*                          Partner of Carb, Luria, Glassner, Cook & Kufeld (law firm) since 1962.

James Cochran**                           Executive Vice President of ReliaStar  Bankers  Security Life Insurance  Company
                                          since 1996;  Executive Vice President and Chief  Operating  Officer of ReliaStar
                                          United  Services  Life  Insurance  Company  ("RUSL")  since  1996:  Senior  Vice
                                          President, Product Development and Strategic Planning of RUSL from 1995 to 1996;
                                          Senior Vice President, Product Development from 1990 to 1995.

R. Michael Conley***                      Senior Vice  President  of ReliaStar  Financial  Corp.  since 1991;  Senior Vice
                                          President, ReliaStar Employee Benefits of ReliaStar Life Insurance Company since
                                          1986;  President  of  NWNL  Benefits  Corporation  since  1988;  Executive  Vice
                                          President of ReliaStar  Bankers  Security  Life  Insurance  Company  since 1996;
                                          Director of various subsidiaries of ReliaStar Financial Corp.

Richard R. Crowl***                       Senior Vice  President,  General  Counsel and  Secretary of ReliaStar  Financial
                                          Corp.  since 1996;  Senior Vice President and General  Counsel of ReliaStar Life
                                          Insurance Company,  ReliaStar Bankers Security Life Insurance Company,  Northern
                                          Life Insurance  Company,  and ReliaStar  United Services Life Insurance  Company
                                          since 1996;  Executive Vice President and General  Counsel of Washington  Square
                                          Advisers,  Inc.  since 1986;  Vice  President and Associate  General  Counsel of
                                          ReliaStar  Financial  Corp.  from 1989 to 1996;  Vice  President  and  Associate
                                          General Counsel of ReliaStar Life Insurance Company from 1985 to 1996;  Director and Senior Vice President of various subsidiaries of ReliaStar Financial Corp.

John H. Flittie***                        Vice Chairman, President and Chief Operating Officer of ReliaStar Life Insurance
                                          Company since 1996; President and Chief Operating Officer of ReliaStar Financial
                                          Corp.  and ReliaStar  Life Insurance  Company since 1993;  Vice Chairman,  Chief
                                          Executive  Officer and President of ReliaStar  Bankers  Security Life  Insurance
                                          Company since 1996;  Vice Chairman of ReliaStar  United  Services Life Insurance
                                          Company and ReliaStar Bankers Security Life Insurance Company since 1995; Senior
                                          Executive  Vice  President and Chief  Operating  Officer of ReliaStar  Financial
                                          Corp. and ReliaStar Life Insurance  Company from 1992 to 1993;  Senior Executive
                                          Vice President and Chief  Operating  Officer of ReliaStar  Financial  Corp. from
                                          1991 to 1992;  Executive Vice President and Chief Financial Officer of ReliaStar
                                          Financial Corp. and ReliaStar Life Insurance Company from 1989 to 1991; Director of  Community  First  BankShares,  Inc.  and  Director  and  Officer  of various subsidiaries of ReliaStar Financial Corp.

James T. Hale*                            Senior Vice President of Dayton Hudson Corporation since 1981.

Wayne R.  Huneke***                       Senior Vice  President,  Chief  Financial  Officer and  Treasurer  of  ReliaStar
                                          Financial Corp. and ReliaStar Life Insurance Company since 1994; Vice President,
                                          Treasurer and Chief Accounting  Officer from 1990 to 1994;  Director and Officer of various subsidiaries of ReliaStar Financial Corp.

Kenneth U. Kuk***                         Senior Vice President of ReliaStar  Financial Corp. and ReliaStar Life Insurance
                                          Company since 1996; Vice President,  Strategic  Marketing of ReliaStar Financial
                                          Corp.  and  ReliaStar  Life  Insurance  Company  since 1996;  Vice  President of
                                          Investments  of  ReliaStar  Financial  Corp.  from  1991 to 1996;  President  of
                                          Washington  Square  Advisers,  Inc. since 1995;  Chairman of ReliaStar  Mortgage
                                          Corporation since 1988;  Director of National Commercial Finance Association and
                                          Director and Officer of various subsidiaries of ReliaStar Financial Corp.

Richard E. Nolan*                         Senior  Counsel of Davis Polk & Wardwell  (law firm) since 1996 and  Partner from
                                          1990 to 1996.

Fioravante G. Perrotta*                   Retired 1996; Formerly Senior Partner of Rogers & Wells (law firm) since 1970.

Robert C. Salipante***                    Senior Vice  President of Personal  Financial  Services of  ReliaStar  Financial
                                          Corp. and ReliaStar Life Insurance Company since 1996;  Executive Vice President of ReliaStar  Bankers  Security Life Insurance  Company since 1996;  Senior Vice
                                          President of  Individual  Division and  Technology of ReliaStar  Life  Insurance
                                          Company since 1996; Senior Vice President of Strategic  Marketing and Technology
                                          of ReliaStar  Financial Corp. and ReliaStar Life Insurance  Company from 1994 to
                                          1996; Senior Vice President and Chief Financial  Officer of ReliaStar  Financial
                                          Corp.  and ReliaStar Life  Insurance  Company from 1992 to 1994;  Executive Vice
                                          President of Ameritrust  Corporation from 1988 to 1992;  Director and Officer of various subsidiaries of ReliaStar Financial Corp.

David J. Sloane**                         Executive Vice President and Chief Operating Officer of ReliaStar Bankers Security
                                          Life Insurance Company since 1990.

John G. Turner***                         Chairman and Chief Executive Officer of ReliaStar  Financial Corp. and ReliaStar
                                          Life Insurance  Company since 1993;  Chairman of ReliaStar  United Services Life
                                          Insurance  Company and ReliaStar  Bankers Security Life Insurance  Company since
                                          1995;  Chairman  of  Northern  Life  Insurance  Company  since  1992;  Chairman,
                                          President and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar
                                          Life  Insurance  Company  in 1993;  President  and Chief  Executive  Officer  of
                                          ReliaStar  Financial  Corp. and ReliaStar  Life  Insurance  Company from 1991 to
                                          1993;  President and Chief Operating  Officer of ReliaStar  Financial Corp. from
                                          1989 to 1991;  President and Chief Operating Officer of ReliaStar Life Insurance
                                          Company  from 1986 to 1991;  Director  and  Officer of various  subsidiaries  of
                                          ReliaStar Financial Corp.

Charles B. Updike*                        Partner of Schoeman, Marsh & Updike (law firm) since 1976.

Ross M. Weale*                            President of Waccabuc Enterprise,  Inc. (management consulting firm) since 1996;
                                          President and Chief Executive  Officer of Country Bank  (financial  institution)
                                          from 1986 to 1996.

Steven W. Wishart***                      Senior Vice President and Chief Investment Officer of ReliaStar  Financial Corp.
                                          since 1989;  Senior Vice  President of ReliaStar  Life  Insurance  Company since
                                          1981;  President and Chief Executive Officer of ReliaStar  Investment  Research,
                                          Inc.  (formerly WSCR, Inc.) since 1996;  President of Washington  Square Capital
                                          Inc. from 1981 to 1996;  President of WSCR, Inc. from 1986 to 1996;  Director of
                                          National  Benefit  Resources  Group  Services  Inc.  and Director and Officer of
                                          various subsidiaries of ReliaStar Financial Corp.


*    Director
**   Officer
***  Director and Officer

The Executive Committee of our Board of Directors consists of Directors Turner, Flittie, Hale, Huneke, and Weale.

The Compliance Committee of our Board of Directors consists of Directors Weale, Carb, Hale, Nolan, Perrotta, and Updike.

STATE REGULATION

     We are subject to the laws of the State of New York governing insurance companies and to regulation and supervision by the Insurance Department of the State of New York. An annual statement in a prescribed form is filed with the Insurance Department each year, and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance Division and a full examination of our operations is conducted periodically (usually every three years) by the National Association of Insurance Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

     In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party. We are engaged in litigation of various kinds; however, our management does not believe that any of this litigation is of material importance in relation to our total assets.

BONDING ARRANGEMENTS

     An insurance  company  blanket  bond is  maintained  providing  $25,000,000 coverage for our officers and employees and those of Washington Square Securities, Inc., (WSSI), subject to a $500,000 deductible.

LEGAL MATTERS

     Legal matters in connection with the Variable Account and the Policy described in this Prospectus have been passed upon by Robert B. Saginaw, Esquire, Attorney for the Company.

EXPERTS


     The statement of assets and liabilities of ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, the related statement of operations and changes in net assets for the years ended December 31, 1996 and 1995, and the annual financial statements of ReliaStar Bankers Security Life Insurance Company included in this Prospectus have been audited by __________ __________, independent auditors, as stated in their reports which are included herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The statement of operations and changes in net assets for the year ended December 31, 1994 included in this Prospectus has been audited by _________ ___________, independent auditors, as stated in their report which is included herein, and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     Actuarial  matters included in this Prospectus have been examined by Steven
P. West, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

     A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the Policies. This Prospectus does not contain all information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

     Statements in this Prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

     Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.

FINANCIAL STATEMENTS


     The financial statements for the Variable Account reflect the operations of the Variable Account and its Sub-Accounts as of March 31, 1997, and December 31, 1996 and for each of the three years in the period then ended December 31, 1996. Although the December 31, 1996 financial statements are audited, the periods they cover are not necessarily indicative of the longer term performance of the assets held in the Variable Account. The March 31, 1997 financial statements are unaudited.


     The financial statements of ReliaStar Bankers Security Life Insurance Company which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of ReliaStar Bankers Security Life Insurance Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                                THE FIXED ACCOUNT

     The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

     Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee both principal and interest on amounts credited to the Fixed Account. We credit interest at an effective annual rate of at least 4%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 4%.

     ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR A GIVEN YEAR.

     We do not use a specific formula for determining excess interest credits. However, we consider the following:

     *    General economic trends,

     *    Rates of return currently available on our investments,

     * Rates of return anticipated in our investments, regulatory and tax factors, and

     *    Competitive factors.

     We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

     The Fixed Accumulation Value of the Policy is the sum of the Net Premiums credited to it in the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account, and interest credits. It is decreased by Monthly Deductions and partial withdrawals taken from it in the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the monthly anniversary date.

     You may transfer all or part of your Fixed Accumulation Value to the Sub-Accounts of the Variable Account, subject to the following transfer limitations:

     * The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy Anniversary. Only one transfer is allowed during this period.

     * The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.

     * No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would be less than $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.

     *    You must transfer at least:

          - $500, or

          - the total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

     We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

     The Surrender Charge described in the Prospectus applies to the total Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid Monthly Deductions applicable to the Fixed Account.


                                   APPENDIX B
                        CALCULATION OF ACCUMULATION VALUE

     The Accumulation Value of the Policy is equal to the sum of the Variable Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE

     The Variable Accumulation Value is the total of your values in each Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1
Is your current number of Accumulation Units (described below).

2
Is the current Unit Value (described below).

     The Variable Accumulation Value will vary from Valuation Date to Valuation Date (described below) reflecting changes in 1 and 2 above.

     ACCUMULATION UNITS. When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

     The number of Accumulation Units for a Sub-Account increases when:

     *    Net Premiums are credited to that Sub-Account; or

     * Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

     The number of Accumulation Units for a Sub-Account decreases when:

     *    You take out a Policy loan from that Sub-Account;

     *    You take a partial withdrawal from that Sub-Account;

     *    We take a portion of the Monthly Deduction from that Sub-Account; or

     * Transfers are made from that Sub-Account to the Fixed Account or other Sub-Accounts.

     UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account (described below) for the Valuation Period (described below) ending on that Valuation Date.

     NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-Account is determined by dividing 1 by 2.

(1 / 2), where:

1
Is the result of:

     * The net asset value per share of the Fund shares in which the Sub-Account invests, determined at the end of the current Valuation Period;

     *    Plus  the  per  share   amount  of  any   dividend  or  capital   gain
          distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

     * Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the Sub-Account and to be applicable to the Policy.

2
Is the result of:

     * The net asset value per share of the Fund shares held in the Sub-Account, determined at the end of the last prior Valuation Period;

     * Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

     VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; July Fourth; Labor Day; Thanksgiving Day; and Christmas Day. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next Valuation Date.

FIXED ACCUMULATION VALUE

     The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

     After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4
Is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary.

5
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

     If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the Policy Month following the Monthly Anniversary.

     The minimum interest rate applied in the calculation of the Fixed Accumulation Value is an effective annual rate of 4%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.


                                   APPENDIX C
             ILLUSTRATION OF ACCUMULATION VALUES, SURRENDER CHARGES,
                    CASH SURRENDER VALUES, AND DEATH BENEFITS

     The following tables illustrate how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy may change with the investment experience of the Variable Account. The tables show how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy issued to an Insured of a given Age (who pays the given Planned Periodic Premiums annually) would vary over time if the investment return of the assets held in the Funds were a uniform, gross, after-tax, annual rate of 0 percent, 6 percent or 12 percent.

     The tables on pages C-3 through C-8 illustrate a Policy issued to a male Age 40, in a standard Rate Class and qualifying for non-smoker rates. The Accumulation Values, Cash Surrender Values, and Death Benefits would be lower if the Insured were in a substandard Rate Class or did not qualify for the nonsmoker rates because the cost of insurance would be increased. The Accumulation Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent, and 12 percent over a period of years, but fluctuated above and below those averages for individual Policy Years.

     Within the tables, the second and fifth columns illustrate the Accumulation Value of the Policy over the designated period. The Accumulation Value is the total amount that a Policy provides for investment at any time. The third and sixth columns illustrate the Cash Surrender Value of a Policy over the designated period. The Cash Surrender Value is equal to the Accumulation Value less any Surrender Charges, Loan Amount (assumed to be zero in these illustrations) and unpaid Monthly Deductions (also assumed to be zero). The fourth and seventh columns illustrate the Death Benefit of a Policy over the designated period. The second, third, and fourth columns assume that throughout the life of the Policy, the monthly charge for the cost of insurance, the Monthly Mortality and Expense Charge and the Monthly Administrative Charge are based upon the maximums (i.e. guaranteed) permitted in the policy. The maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables for Nonsmokers and Smokers. The fifth, sixth, and seventh columns assume that the monthly charge for cost of insurance, the Monthly Mortality and Expense Charge, and the Monthly Administrative Charge are based on the current amounts expected to be charged. The Death Benefits also vary between tables depending upon whether the Level Amount Death Benefit Option (Tables at pages C-3 through C-5) or the Variable Amount Death Benefit Option (Tables at pages C-6 through C-8) is illustrated.


         The amounts shown for the Accumulation Values, Cash Surrender Values, and Death Benefits reflect the fact that the net investment return of the Sub-Accounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Funds as a result of the Funds' operating expenses. The values shown take into account the daily total operating expenses paid by the available portfolios of the VIP, VIP II, Northstar and Putnam Variable Trust which together are assumed to be at an average annual rate of 0.79% for all years. This figure is derived based on an average of the Funds' 1996 operating expenses net of any limitations on such expenses paid by the Funds. Thus, the illustrated gross annual investment rates of return of 0 percent, 6 percent, and 12 percent correspond to approximate net annual rates of return of -0.79%, 5.21%, and 11.21%, respectively. Without any expense reimbursement arrangements, total operating expenses would be an average annual rate of 1.00%. Hypothetical Cash Surrender Values, Accumulation Values, and the Death Benefit may be lower without the expense reimbursement. Expense reimbursements are voluntary. While it is currently anticipated that expense reimbursements will continue past the current year, there is no assurance of ongoing reimbursements.


     The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because we do not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Accumulation Values, Cash Surrender Values, and Death Benefits illustrated. (See section entitled "Federal Tax Matters" in the Prospectus).

     The tables illustrate the Policy values that would result based upon the hypothetical rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfers have been made, and total operating expenses of the Funds continue as anticipated. Actual results will depend on the expenses and performance of the investment choice made by the owner.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's Age, sex, underwriting classification, the Face Amount and Planned Periodic Premium schedule requested, and any available riders requested.




                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 0%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 769                  0            100,000*                821                  0            100,000*
          2               1,510                  0            100,000*              1,616                  0            100,000*
          3               2,221                391            100,000               2,386                556            100,000
          4               2,903              1,073            100,000               3,128              1,298            100,000
          5               3,553              1,723            100,000               3,841              2,011            100,000
          6               4,169              2,522            100,000               4,523              2,876            100,000
          7               4,751              3,287            100,000               5,175              3,711            100,000
          8               5,297              4,016            100,000               5,794              4,513            100,000
          9               5,806              4,708            100,000               6,378              5,280            100,000
         10               6,274              5,359            100,000               6,925              6,010            100,000
         11               6,700              5,968            100,000               7,432              6,700            100,000
         12               7,077              6,528            100,000               7,901              7,352            100,000
         13               7,400              7,034            100,000               8,328              7,962            100,000
         14               7,663              7,480            100,000               8,709              8,526            100,000
         15               7,861              7,861            100,000               9,041              9,041            100,000
         16               7,986              7,986            100,000               9,317              9,317            100,000
         17               8,034              8,034            100,000               9,538              9,538            100,000
         18               8,000              8,000            100,000               9,697              9,697            100,000
         19               7,876              7,876            100,000               9,790              9,790            100,000
         20               7,650              7,650            100,000               9,814              9,814            100,000
        AGE
         70                   0                  0                  0               4,881              4,881            100,000
         **
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 75.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.



                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 6%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 826                  0            100,000*                879                  0            100,000*
          2               1,670                  0            100,000*              1,784                  0            100,000*
          3               2,535                705            100,000               2,716                886            100,000
          4               3,417              1,587            100,000               3,673              1,843            100,000
          5               4,318              2,488            100,000               4,655              2,825            100,000
          6               5,235              3,588            100,000               5,663              4,016            100,000
          7               6,168              4,704            100,000               6,696              5,232            100,000
          8               7,115              5,834            100,000               7,754              6,473            100,000
          9               8,076              6,978            100,000               8,835              7,737            100,000
         10               9,049              8,134            100,000               9,939              9,024            100,000
         11              10,030              9,298            100,000              11,065             10,333            100,000
         12              11,016             10,467            100,000              12,214             11,665            100,000
         13              12,001             11,635            100,000              13,385             13,019            100,000
         14              12,979             12,796            100,000              14,575             14,392            100,000
         15              13,944             13,944            100,000              15,783             15,783            100,000
         16              14,891             14,891            100,000              17,004             17,004            100,000
         17              15,813             15,813            100,000              18,240             18,240            100,000
         18              16,708             16,708            100,000              19,486             19,486            100,000
         19              17,566             17,566            100,000              20,742             20,742            100,000
         20              18,377             18,377            100,000              22,005             22,005            100,000
        AGE
         70              20,012             20,012            100,000              34,505             34,505            100,000
         75               9,046              9,046            100,000              39,619             39,619            100,000
         80                   0                  0                  0              41,882             41,882            100,000
         85                   0                  0                  0              36,674             36,674            100,000
         90                   0                  0                  0              11,085             11,085            100,000
         **
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 95.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.


                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                         INVESTMENT RATE OF RETURN: 12%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 882                  0            100,000*                937                  0            100,000*
          2               1,838                  8            100,000               1,959                129            100,000
          3               2,875              1,045            100,000               3,074              1,244            100,000
          4               4,000              2,170            100,000               4,289              2,459            100,000
          5               5,220              3,390            100,000               5,614              3,784            100,000
          6               6,544              4,897            100,000               7,060              5,413            100,000
          7               7,981              6,517            100,000               8,639              7,175            100,000
          8               9,541              8,260            100,000              10,365              9,084            100,000
          9              11,237             10,139            100,000              12,250             11,152            100,000
         10              13,081             12,166            100,000              14,312             13,397            100,000
         11              15,086             14,354            100,000              16,567             15,835            100,000
         12              17,266             16,717            100,000              19,041             18,492            100,000
         13              19,636             19,270            100,000              21,754             21,388            100,000
         14              22,212             22,029            100,000              24,732             24,549            100,000
         15              25,015             25,015            100,000              28,004             28,004            100,000
         16              28,069             28,069            100,000              31,601             31,601            100,000
         17              31,399             31,399            100,000              35,565             35,565            100,000
         18              35,041             35,041            100,000              39,935             39,935            100,000
         19              39,029             39,029            100,000              44,764             44,764            100,000
         20              43,404             43,404            100,000              50,107             50,107            100,000
        AGE
         70             122,565            122,565            142,176             148,812            148,812            172,622
         75             201,503            201,503            215,608             249,314            249,314            266,766
         80             328,723            328,723            345,159             414,715            414,715            434,452
         85             526,154            526,154            552,462             681,405            681,405            715,476
         90             823,845            823,845            865,038           1,106,226          1,106,226          1,161,538
         95           1,298,421          1,298,421          1,311,405           1,800,746          1,800,746          1,818,754
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.



                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 0%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 767                  0            100,767*                818                  0            100,819*
          2               1,503                  0            101,504*              1,610                  0            101,611*
          3               2,208                378            102,209               2,373                543            102,374
          4               2,880              1,050            102,881               3,107              1,277            103,108
          5               3,519              1,689            103,519               3,808              1,978            103,809
          6               4,121              2,474            104,121               4,476              2,829            104,477
          7               4,685              3,221            104,685               5,110              3,646            105,111
          8               5,210              3,929            105,210               5,707              4,426            105,708
          9               5,693              4,595            105,694               6,266              5,168            106,267
         10               6,133              5,218            106,133               6,783              5,868            106,784
         11               6,525              5,793            106,525               7,256              6,524            107,257
         12               6,863              6,314            106,864               7,686              7,137            107,687
         13               7,142              6,776            107,143               8,068              7,702            108,069
         14               7,355              7,172            107,356               8,398              8,215            108,399
         15               7,496              7,496            107,497               8,674              8,674            108,675
         16               7,558              7,558            107,559               8,886              8,886            108,887
         17               7,536              7,536            107,536               9,036              9,036            109,037
         18               7,425              7,425            107,426               9,117              9,117            109,118
         19               7,218              7,218            107,218               9,126              9,126            109,127
         20               6,903              6,903            106,904               9,056              9,056            109,057
        AGE
         70                   0                  0                  0               2,973              2,973            102,974
         **
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 75.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.


                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 6%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 823                  0            100,824*                876                  0            100,877*
          2               1,663                  0            101,664*              1,777                  0            101,778*
          3               2,519                689            102,520               2,701                871            102,702
          4               3,391              1,561            103,391               3,647              1,817            103,648
          5               4,276              2,446            104,276               4,614              2,784            104,615
          6               5,172              3,525            105,173               5,601              3,954            105,602
          7               6,078              4,614            106,079               6,608              5,144            106,609
          8               6,992              5,711            106,993               7,632              6,351            107,633
          9               7,912              6,814            107,912               8,672              7,574            108,673
         10               8,833              7,918            108,834               9,724              8,809            109,725
         11               9,753              9,021            109,753              10,786             10,054            110,787
         12              10,663             10,114            110,663              11,859             11,310            111,860
         13              11,557             11,191            111,557              12,938             12,572            112,939
         14              12,425             12,242            112,426              14,019             13,836            114,020
         15              13,260             13,260            113,261              15,097             15,097            115,098
         16              14,052             14,052            114,052              16,163             16,163            116,164
         17              14,791             14,791            114,791              17,217             17,217            117,218
         18              15,470             15,470            115,470              18,250             18,250            118,251
         19              16,076             16,076            116,077              19,257             19,257            119,258
         20              16,595             16,595            116,595              20,230             20,230            120,231
        AGE
         70              11,664             11,664            111,664              26,141             26,141            126,142
         75                   0                  0                  0              23,304             23,304            123,305
         80                   0                  0                  0              11,587             11,587            111,588
         **
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 85.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.



                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                         INVESTMENT RATE OF RETURN: 12%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                  ---------------------------------------------------       ---------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
                                              CASH                                                      CASH
POLICY YEAR        ACCUMULATION          SURRENDER                           ACCUMULATION          SURRENDER
                          VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 880                  0            100,880*                935                  0            100,936*
          2               1,830                  0            101,831*              1,951                121            101,952
          3               2,858              1,028            102,858               3,057              1,227            103,058
          4               3,968              2,138            103,969               4,259              2,429            104,260
          5               5,168              3,338            105,169               5,564              3,734            105,565
          6               6,463              4,816            106,464               6,981              5,334            106,982
          7               7,861              6,397            107,861               8,521              7,057            108,522
          8               9,370              8,089            109,370              10,195              8,914            110,196
          9              10,998              9,900            110,998              12,012             10,914            112,013
         10              12,755             11,840            112,755              13,986             13,071            113,987
         11              14,647             13,915            114,648              16,127             15,395            116,128
         12              16,684             16,135            116,684              18,456             17,907            118,457
         13              18,872             18,506            118,872              20,986             20,620            120,987
         14              21,217             21,034            121,218              23,733             23,550            123,734
         15              23,730             23,730            123,730              26,717             26,717            126,718
         16              26,418             26,418            126,418              29,952             29,952            129,953
         17              29,291             29,291            129,292              33,465             33,465            133,466
         18              32,364             32,364            132,365              37,278             37,278            137,279
         19              35,647             35,647            135,647              41,417             41,417            141,418
         20              39,146             39,146            139,147              45,910             45,910            145,911
        AGE
         70              87,248             87,248            187,248             119,025            119,025            219,026
         75             119,595            119,595            219,595             186,015            186,015            286,016
         80             152,334            152,334            252,335             287,380            287,380            387,381
         85             175,540            175,540            275,541             439,851            439,851            539,852
         90             165,876            165,876            265,877             670,189            670,189            770,190
         95              85,331             85,331            185,332           1,022,703          1,022,703          1,122,704
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.



                                   APPENDIX D
               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

 INSURED'S AGE AT                                          INSURED'S AGE AT
  POLICY DATE OR                                            POLICY DATE OR
EFFECTIVE DATE OF     CHARGE PER $1,000 OF FACE AMOUNT      EFFECTIVE DATE      CHARGE PER $1,000 OF FACE AMOUNT
   INCREASE, AS       (INITIAL FACE AMOUNT OR AMOUNT OF     OF INCREASE, AS     (INITIAL FACE AMOUNT OR AMOUNT OF
   APPROPRIATE               REQUESTED INCREASE)              APPROPRIATE              REQUESTED INCREASE)
------------------- -------------------------------------- ------------------ --------------------------------------
                           MALE              FEMALE                                  MALE              FEMALE
                        NONSMOKER           NONSMOKER                             NONSMOKER           NONSMOKER
                       AND STANDARD       AND STANDARD                           AND STANDARD       AND STANDARD
                       ------------       ------------                           ------------       ------------
         0                 6.00                6.00               38                 17.40              16.10
         1                 6.10                6.00               39                 17.80              16.50
         2                 6.20                6.00               40                 18.30              16.80
         3                 6.30                6.00               41                 18.80              17.20
         4                 6.40                6.00               42                 19.30              17.60
         5                 6.50                6.00               43                 19.80              18.10
         6                 6.60                6.00               44                 20.40              18.50
         7                 6.80                6.00               45                 20.90              19.00
         8                 7.00                6.00               46                 21.60              19.50
         9                 7.20                6.20               47                 22.20              20.00
        10                 7.50                6.40               48                 22.90              20.60
        11                 7.80                6.60               49                 23.70              21.20
        12                 8.00                6.80               50                 24.50              21.80
        13                 8.20                7.00               51                 25.30              22.40
        14                 8.50                7.20               52                 26.20              23.10
        15                 8.80                7.40               53                 27.20              23.90
        16                 9.00                7.60               54                 28.20              24.60
        17                 9.20                7.80               55                 29.30              25.50
        18                 9.50                8.00               56                 30.40              26.30
        19                 9.80                8.20               57                 31.60              27.20
        20                 10.00               8.50               58                 32.90              28.20
        21                 10.30               8.90               59                 34.30              29.30
        22                 10.90               9.20               60                 35.70              30.40
        23                 11.30               9.50               61                 37.30              31.60
        24                 11.90              10.00               62                 39.00              32.90
        25                 12.50              10.50               63                 40.70              34.30
        26                 12.80              11.10               64                 42.60              35.80
        27                 13.40              11.70               65                 44.60              37.30
        28                 13.80              12.30               66                 46.70              38.90
        29                 14.40              12.70               67                 48.90              40.60
        30                 14.70              13.00               68                 48.60              42.40
        31                 15.00              13.60               69                 48.30              44.40
        32                 15.30              14.20               70                 48.10              46.60
        33                 15.60              14.60               71                 47.80              47.90
        34                 15.90              14.80               72                 47.60              47.50
        35                 16.20              15.10               73                 47.40              47.10
        36                 16.60              15.40               74                 47.20              46.70
        37                 17.00              15.80               75                 46.90              46.20
-------------------------------------------------------------------------------------------------------------




                                   APPENDIX E
          SURRENDER CHARGE WHOLE LIFE PREMIUM PER $1,000 OF FACE AMOUNT

The following table provides the Surrender Charge Whole Life Premium factors that are used in determining the Premium Related Surrender Charge Reduction. See section entitled "Surrender Charge" in the Prospectus.

  INSURED'S AGE      SURRENDER CHARGE WHOLE LIFE PREMIUM     INSURED'S AGE     SURRENDER CHARGE WHOLE LIFE PREMIUM
  AT POLICY DATE                PER $1,000 OF               AT POLICY DATE                PER $1,000 OF
                             INITIAL FACE AMOUNT                                       INITIAL FACE AMOUNT
   ------------          ---------------------------         ------------          ---------------------------
                           MALE              FEMALE                                  MALE              FEMALE
                        NONSMOKER           NONSMOKER                             NONSMOKER           NONSMOKER
                        AND SMOKER         AND SMOKER                             AND SMOKER         AND SMOKER
                       ------------       ------------                          -------------       -------------
        0                 $3.31              $2.81                38               $13.31              $11.43
        1                  3.34               2.85                39                13.93               11.94
        2                  3.45               2.94                40                14.58               12.47
        3                  3.55               3.04                41                15.27               13.02
        4                  3.67               3.13                42                16.00               13.61
        5                  3.79               3.24                43                16.77               14.22
        6                  3.92               3.35                44                17.58               14.87
        7                  4.06               3.46                45                18.44               15.55
        8                  4.21               3.58                46                19.36               16.27
        9                  4.36               3.71                47                20.32               17.03
        10                 4.53               3.85                48                21.35               17.83
        11                 4.70               3.99                49                22.44               18.67
        12                 4.87               4.13                50                23.60               19.57
        13                 5.05               4.29                51                24.84               20.52
        14                 5.24               4.45                52                26.15               21.52
        15                 5.42               4.61                53                27.55               22.59
        16                 5.61               4.78                54                29.04               23.71
        17                 5.80               4.96                55                30.63               24.91
        18                 6.00               5.14                56                32.31               26.18
        19                 6.21               5.33                57                34.11               27.54
        20                 6.42               5.53                58                36.03               28.99
        21                 6.65               5.74                59                38.08               30.55
        22                 6.89               5.96                60                40.28               32.23
        23                 7.14               6.19                61                42.63               34.03
        24                 7.41               6.44                62                45.15               35.98
        25                 7.69               6.69                63                47.84               38.06
        26                 8.00               6.96                64                50.72               40.29
        27                 8.32               7.24                65                53.79               42.67
        28                 8.66               7.53                66                57.09               45.23
        29                 9.02               7.84                67                60.62               47.98
        30                 9.40               8.16                68                64.41               50.96
        31                 9.80               8.50                69                68.50               54.21
        32                10.22               8.86                70                72.90               57.75
        33                10.67               9.24                71                77.65               61.62
        34                11.14               9.63                72                82.75               65.84
        35                11.64               10.05               73                88.20               70.41
        36                12.17               10.49               74                94.00               75.36
        37                12.73               10.95               75                100.17              80.71




                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 , Registrant has duly caused Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf, in the City of Minneapolis and State of Minnesota, on the 6th day of June, 1997.



                              RELIASTAR BANKERS SECURITY VARIABLE LIFE
                              SEPARATE ACCOUNT I
                              (Registrant)

                              By: RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                              (Depositor)

                              By:/S/ JOHN H. FLITTIE
                                 --------------------------------
                                     John H. Flittie
                                     Vice Chairman, Chief Executive Officer,
                                        and President


As required by the Securities Act of 1933 , Depositor has caused Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf, in the City of Minneapolis and State of Minnesota, on this 6th day of June, 1997.



                              RELIASTAR BANKERS SECURITY LIFE INSURANCE
                              COMPANY
                              (Depositor)

                              By:/S/ JOHN H. FLITTIE
                                 --------------------------------
                                     John H. Flittie
                                     Vice Chairman, Chief Executive Officer,
                                        and President


As required by the Securities Act of 1933, Post-Effective Amendment No. 1 of this Registration Statement has been signed on this 6th day of June, 1997 by the following directors and officers of Depositor in the capacities indicated:


/S/ JOHN H. FLITTIE        Vice Chairman, Chief Executive Officer, and President
-------------------
    John H. Flittie


/S/ REBECCA B. CRUNK       Vice President, Treasurer, and Controller
-------------------
    Rebecca B. Crunk


Stephen A. Carb     Wayne R. Huneke            John G. Turner
R. Michael Conley   Kenneth U. Kuk             Charles B. Updike
Richard R. Crowl    Richard E. Nolan           Ross M. Weale
John H. Flittie     Fioravante G. Perrotta     Steven W. Wishart
James T. Hale       Robert C. Salipante


* A majority of the Board of Directors

*Robert B. Saginaw, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of ReliaStar Bankers Security Life Insurance Company pursuant to powers of attorney duly executed by such persons.

                              /S/ ROBERT B. SAGINAW
                              ---------------------------------------
                                  Robert B. Saginaw, Attorney-In-Fact


                                     PART II


                       Contents of Registration Statement


This Post-Effective Amendment No. 1 to the Registration Statement comprises the following papers and documents:


     The Facing Sheet.

     The general form of Prospectus, consisting of __ pages.
     Undertakings to file reports.**
     Rule 484 Undertaking.**
     "Reasonableness" representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940.**

     The signatures.


Written consents of the following persons:

1.   Robert B. Saginaw - Filed as EX-99.2.
2.   Steve P. West, FSA, MAAA - Filed as EX-99.C6.

3. Auditors' Consent - To be filed by Rule 485(b) Post-Effective Amendment prior to the effectiveness of this Registration Statement.


The following Exhibits:

1. The following exhibits correspond to those required by Paragraph A of the instructions as to exhibits in Form N-8B-2:
A. (1) Resolutions of Board of Directors of ReliaStar Bankers Security Life Insurance Company ("RBSL") establishing the ReliaStar Bankers Security Variable Life Separate Account I.*
     (2)  Not applicable.

     (3) (a) Form of General Distributor Agreement between Washington Square Securities Inc. and RBSL.**
          (b)  Specimens of WSSI Selling Agreements.**

     (4)  Not applicable.
     (5)  Form of Policy available (together with available Policy riders).*
     (6) (a) Amended Charter of ReliaStar Bankers Security Life Insurance Company.*
     (6) (b) Amended By-laws of ReliaStar Bankers Security Life Insurance Company.*
     (7)  Not applicable.
     (8) (a) Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Form of Amendment No. 1.*
     (8) (b) Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Form of Amendment No. 1.*

     (8)  (c) Form of Service Contract with Fidelity Distributors Corporation.**
     (8) (d) Form of Service Agreement with Fidelity Investments Institutional Operations Company, Inc.**
     (8) (e) Form of Participation Agreement with Putnam Variable Trust (formerly known as Putnam Capital Manager Trust) and Putnam Mutual Funds Corp.**

     (8)  (f)  Form  of  Management   Services  Agreement  with  ReliaStar  Life
          Insurance Company (formerly known as Northwestern National Life Insurance Company).*
     (9)  Not applicable.
     (10) Policy application.*
2. Opinion and consent of Robert B. Saginaw, Esquire, as to the legality of the Securities being registered. See EX-99.2.
3.   Not applicable.
4.   Not applicable.

EX-99.C1.        Auditors'   Consent   -  To  be   filed   by   Rule   485(b)
                 Post-Effective Amendment prior to the effectiveness of this Registration Statement.

EX-99.C2.         Not applicable.
EX-99.C3.         Not applicable.
EX-99.C4.         See EX-99.2.
EX-99.C5.         Not applicable.
EX-99.C6.         Actuarial Opinion and Consent.

EX-99.D1.         Memorandum   describing   ReliaStar  Bankers  Security  Life's
                  issuance, transfer and redemption procedures for the Policies and ReliaStar Bankers Security Life's procedure for conversion to the fixed account of the policy.*
EX-24.            Powers of Attorney.
                  Stephen A. Carb*
                  Richard R. Crowl*
                  John H. Flittie*
                  James T. Hale*
                  Wayne R. Huneke*
                  Kenneth U. Kuk*
                  Richard E. Nolan*
                  Fioravante G. Perrotta*
                  Robert C. Salipante*
                  John G. Turner*
                  Charles B. Updike*
                  Ross M. Weale*
                  Steven W. Wishart*


                  R. Michael Conley**



* Incorporated by reference to Registrant's Form S-6 Registration Statement, File No. 333-19123, filed December 31, 1996.


** Incorporated by reference to Registrant's Form S-6 Registration Statement, File No. 333-19123, filed May 9, 1997.